                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.

                              ZWEIG SERIES TRUST
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

PRELIMINARY COPY
________________

                               ZWEIG SERIES TRUST
                   900 THIRD AVENUE, NEW YORK, NEW YORK 10022

                                                               January 13, 1999

Dear Fellow Shareholders:

         As you may be aware, the financial services industry has seen many mergers and acquisitions over the last few years. A number of well-known organizations have recently combined to build stronger companies with greater resources. These same strategic objectives motivated the pending acquisition of Zweig/Glaser Advisers by Phoenix Investment Partners, Ltd. ("Phoenix"). Phoenix is a 60%-owned subsidiary of Phoenix Home Life Insurance Company. A special meeting of Shareholders of Zweig Series Trust (the "Zweig Funds") regarding the proposed acquisition is scheduled for February 25, 1999.

         Attached are the Notice and Proxy Statement for the Special Meeting which describe a number of matters on which you, the Shareholders, are being asked to vote (i) approval of new investment management and sub-advisory servicing agreements for the Zweig Funds; (ii) election of Trustees; and (iii) ratification of the selection of independent public accountants. The Fund's Board unanimously recommends that you approve these proposals.

         The proposed acquisition offers the following opportunities for Zweig Fund shareholders:

         * Continuity of each Fund's objective, policies, investment style and portfolio manager.
         *        No increase in fee rates payable by the Zweig Funds.
         *        Increased distribution capabilities.
         * Business synergies between the two organizations, including increased product diversification, global brand enhancement and broadened geographic coverage.

         Your vote is important. Please take a moment now to sign and return your proxy card in the enclosed postage-paid envelope. If we do not hear from you after a reasonable amount of time, you may receive a telephone call from our proxy solicitor, Shareholder Communications Corporation, reminding you to vote your shares. You may vote electronically or by touch-tone telephone. If you have any questions concerning the proposals to be considered at the special meeting on February 25, 1999, please contact ________________________________ at
1-800-___-____. Thank you.

                                                    Sincerely,

                                                    Eugene J. Glaser
                                                    Chairman and
                                                    Chief Executive Officer

PRELIMINARY COPY
________________

                               ZWEIG SERIES TRUST
                          900 THIRD AVENUE, 31ST FLOOR
                               NEW YORK, NY 10022

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                      FEBRUARY 25, 1999 AND PROXY STATEMENT

                                                            January 13, 1999

To the Shareholders:

                  You are invited to attend a special meeting of shareholders of the following Funds (each a "Fund" and collectively the "Zweig Funds"):

       ZWEIG STRATEGY FUND                        ZWEIG FOREIGN EQUITY FUND
       ZWEIG APPRECIATION FUND                    ZWEIG GOVERNMENT FUND
       ZWEIG GROWTH & INCOME FUND                 ZWEIG GOVERNMENT CASH FUND
       ZWEIG MANAGED ASSETS

                  The meeting will be held at the offices of the Zweig Funds at 900 Third Avenue, 31st Floor in New York, NY on Thursday, February 25, 1999 at 10:00 a.m., for the following purposes and to transact such other business as may properly come before the meeting or any adjournment of the meeting:

                  1. To approve a new investment management agreement with Zweig/Glaser Advisers on the same terms as the current agreement along with a new sub-advisory, servicing agreement with Zweig Consulting LLC.

                  2.   To elect Trustees.

                  3. To ratify the selection of PricewaterhouseCoopers LLP as independent accountants for the current fiscal year.

                  The Board of Trustees has selected the close of business on January 7, 1999 as the record date for determination of shareholders of each Fund entitled to notice of and to vote at the meeting.

                                          By Order of the Board of Trustees
                                          Eugene J. Glaser
                                          Chairman and Chief Executive Officer

PRELIMINARY COPY
________________


[This document speaks as of January 13, 1999 and describes certain matters which have not yet occurred.]

                               ZWEIG SERIES TRUST

                                 PROXY STATEMENT
                      FOR A SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON FEBRUARY 25, 1999

ZWEIG STRATEGY FUND                               ZWEIG FOREIGN EQUITY FUND
ZWEIG APPRECIATION FUND                           ZWEIG GOVERNMENT FUND
ZWEIG GROWTH & INCOME FUND                        ZWEIG GOVERNMENT CASH FUND
ZWEIG MANAGED ASSETS

INTRODUCTION

                  This proxy statement is furnished in connection with the solicitation of proxies by the Board of Trustees of Zweig Series Trust (the "Board") for voting at the special meeting of shareholders of each Fund named above (the "Zweig Funds") to be held at 10:00 a.m. (local time) on Thursday, February 25, 1999, at the offices of the Zweig Funds at 900 Third Avenue, New York, NY 10022 and at any and all adjournments thereof (the "Meeting"), for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders dated January 13, 1999.

                  Zweig Series Trust is an open-end, diversified management investment company organized as a Delaware business trust, and is authorized to issue its shares of beneficial interest in separate series. Each series is a Fund with its own investment objective and policies. Each of the seven Funds may issue shares in one or more classes. Each Fund issues Class A, Class B, Class C and Class I Shares. The Zweig Government Cash Fund also issues Class M Shares. Each dollar of net asset value of a Fund as of the record date is entitled to one vote on each matter submitted to a vote of the shareholders at the Meeting, and fractional dollar amounts are entitled to fractional votes. No shares have cumulative voting rights.

                  You may obtain a copy of the 1997 annual report and the semiannual report for June 30, 1998 without charge upon request by writing to the Zweig Funds at 900 Third Avenue, New York, New York 10022 or by calling 1-800-272-2700.

                 Each valid proxy will be voted in accordance with your instructions and as the persons named in the proxy determine on such other business as may come before the Meeting. If no instructions are given, the proxy will be voted FOR approval of the new investment management agreement and the new servicing agreement, FOR the nominees for election as Trustees and FOR the selection of PricewaterhouseCoopers LLP as independent accountants for the Zweig Funds.

Shareholders who execute proxies may revoke them at any time before they are voted, either by writing to the Fund or in person at the Meeting. Proxies given by telephone or electronically transmitted instruments may be counted if obtained pursuant to procedures designed to verify that such instructions have been authorized.

                  The Board recommends an affirmative vote on all items set forth in this proxy statement. This proxy statement was first mailed to shareholders on or about January 13, 1999.

THE SHAREHOLDERS OF EACH FUND VOTE UPON THREE ITEMS

                  Approval of ITEM 1 requires the affirmative vote of a "majority of the outstanding voting securities" of each Fund. As defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), the term "majority of the outstanding voting securities" for each Fund means: the lesser of (i) 67% or more of the voting securities of the Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (ii) more than 50% of the outstanding shares of the Fund. Election of each Trustee, ITEM 2, requires a plurality of the votes of all the shareholders of the Zweig Funds. Approval of ITEM 3 requires the affirmative vote of more than 50% of the votes cast at the meeting (either in person or by proxy). On Item 1 each Fund will vote separately. On Item 2 and Item 3, the shareholders of the Zweig Funds will vote together and not by Fund.

                  The Board has fixed the close of business on January 7, 1999 as the record date (the "Record Date") for determining holders of the Funds' shares entitled to notice of and to vote at the Meeting. For each Fund, the shareholder will be entitled to one vote for each dollar of net asset value of the shareholder's Fund shares and a fractional vote for each fractional dollar. At the close of business on December 31, 1998, the following shares were outstanding:

                                                                       Total
                       Class A   Class B   Class C  Class I  Class M   Fund
Fund                   Shares    Shares    Shares   Shares   Shares    Shares
----                   ------    ------    ------   ------   ------    ------
Zweig Strategy
 Fund................

Zweig Appreciation
 Fund................

Zweig Growth & Income
 Fund................

Zweig Managed
 Assets..............

Zweig Foreign Equity
 Fund................

Zweig Government
 Fund................

Zweig Government Cash
 Fund................

THE REASON FOR THE MEETING


                  Zweig/Glaser Advisers is the investment manager for each of the Zweig Funds. Phoenix Investment Partners, Ltd., a Delaware corporation ("Phoenix") has entered into an agreement (the "Acquisition Agreement") with Zweig/Glaser Advisers, Euclid Advisors LLC, Zweig Advisors Inc., Zweig Total Return Advisors, Inc. and Zweig Securities Corp. (collectively, the "Zweig Group") and the equityholders of the Zweig Group. Pursuant to the Acquisition Agreement, the Zweig Group will be acquired by Phoenix (the "Acquisition").

                  Phoenix is a large, diversified financial services organization and is a 60 percent owned subsidiary of Phoenix Home Life Mutual Insurance Company. Through its operating subsidiaries and affiliates, Phoenix provides a variety of investment products and services to investors throughout the United States and abroad. Phoenix provides management, administrative and distribution services for 54 mutual funds, as well as individual and institutional clients. As of December 31, 1998, Phoenix had over $51 billion in assets under management. The Phoenix mutual funds are distributed through a network of broker-dealers, financial planners and investment advisers. Phoenix is headquartered in Hartford, Connecticut, and its common stock is listed on the New York Stock Exchange.

                  Consummation of the Acquisition would constitute an "assignment," as that term is defined in the Investment Company Act, of the current investment management agreement with Zweig/Glaser Advisers. As required by the Investment Company Act, the current investment management agreement provides for its automatic termination in the event of its assignment. In anticipation of the acquisition of Zweig/Glaser Advisers and in order to assure that Zweig/Glaser Advisers can continue to serve as investment manager to the Zweig Funds, a new investment management agreement between Zweig Series Trust and Zweig/Glaser Advisers ("Management Agreement") is being proposed for approval by shareholders of each Fund. Except for the effective dates, the new Management Agreement is on the same terms as the current Management Agreement. As part of the same item, a new sub-advisory servicing agreement between Zweig/Glaser Advisers and Zweig Consulting LLC ("Servicing Agreement") is being submitted for approval by the shareholders of each Fund. Copies of the new Management Agreement and the new Servicing Agreement are attached hereto as Exhibit A and Exhibit B.

ITEM 1.  NEW INVESTMENT MANAGEMENT AGREEMENT

                  Except for the effective date, the terms of the new Management Agreement are identical in all material aspects to those of the current Management Agreement. The current Management Agreement was most recently restated and amended as of October 31, 1997 for the addition of the Zweig Foreign Equity Fund. The following is a summary of the current and new Management Agreements.

                  Zweig/Glaser Advisers acts as investment adviser, conducts and maintains a continuous review of each Fund's portfolio of securities and investments, and advises and assists each Fund with respect to the selection, acquisition, holding and disposal of securities. In so doing,

Zweig/Glaser Advisers shall be guided by the investment objectives and policies of each Fund as delineated and limited by the Registration Statement on Form N-1A filed with the Securities and Exchange Commission (the "SEC"), as amended from time to time, by policies adopted by the Board and by the provisions of the Investment Company Act and the rules promulgated thereunder, so that at all times each Fund shall be in compliance with its policies and the provisions of the Investment Company Act.

                  In rendering investment management services to the Zweig Funds, Zweig/Glaser Advisers may employ, retain or otherwise avail itself of the services or facilities of other persons or organizations, for the purpose of providing statistical and other factual information, advice regarding economic factors and trends, advice as to occasional transactions in specific securities or such other information, advice or assistance as Zweig/Glaser Advisers may deem necessary, appropriate or convenient for the discharging of its obligations as investment manager. This provision authorizes Zweig/Glaser Advisers to enter into the proposed new Servicing Agreement for the benefit of the Zweig Funds.

                  Zweig/Glaser Advisers is authorized to allocate brokerage and principal business to firms that provide services or facilities or to cause the Zweig Funds to pay a member of a securities exchange or any other securities broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction. Such allocation of brokerage is permissible if Zweig/Glaser Advisers or such person determine in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services (as defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) provided by such member, broker or dealer, viewed in terms of either that particular transaction or Zweig/Glaser Advisers, or such member, broker or dealer's overall responsibilities with respect to the accounts as to which Zweig/Glaser Advisers or such member, broker or dealer's exercise investment discretion. In allocating brokerage, Zweig/Glaser Advisers may also consider research provided to its sub-adviser, Zweig Consulting LLC, pursuant to the Servicing Agreement.

                  In addition, Zweig/Glaser Advisers keeps the books and financial records of the Zweig Funds and performs such other services as are reasonably incidental to the foregoing duties. Zweig/Glaser Advisers assists in the computation of the net asset value of the shares of the Zweig Funds and furnishes to the Zweig Funds and its distributor any statements with respect to the net asset value of the shares of each Fund. Zweig/Glaser Advisers also furnishes the Zweig Funds with office space reasonably suited to its operations and with bookkeeping, internal accounting and administrative services, and permits such of its officers and employees as may be elected as Trustees or officers of the Zweig Series Trust to serve in the capacities to which they are elected.

                  The Zweig Funds assume and pay, or reimburse Zweig/Glaser Advisers for, all expenses incurred in the operation of the Zweig Funds. The Zweig Funds bear the cost of and pay all interest, taxes, fees and commissions of every kind, expenses of issue, repurchase or redemption of shares, expenses of registering or qualifying shares for sale, insurance, association membership dues, all charges of custodians (including fees as custodian, escrow agent, for keeping books and performing portfolio valuations), transfer agents, registrars, dividend disbursing agents, independent auditors and legal counsel, expenses of preparing, printing and distributing prospectuses and all proxy materials, reports and notices to shareholders, expenses of distribution of shares in accordance with a plan adopted pursuant to Rule 12b-1 under the Investment Company Act, out-of-pocket expenses of the Trustees and fees of Trustees who are not "interested persons", and all other costs incident to Zweig Series Trust's existence.

                  As compensation for management services, the Zweig Funds pay Zweig/Glaser Advisers, with respect to the Class A, Class B, Class C and Class I shares of each Fund, and for Class M Shares of Zweig Government Cash Fund, a monthly management fee based on the average daily net assets of each class of each Fund at the following annual rates:

                  Zweig Strategy Fund                         .75%
                  Zweig Appreciation Fund                    1.00%
                  Zweig Growth & Income Fund                  .75%
                  Zweig Managed Assets                       1.00%
                  Zweig Foreign Equity Fund                  1.00%
                  Zweig Government Fund                       .60%
                  Zweig Government Cash Fund                  .50%

                  Zweig/Glaser Advisers and its affiliates may execute brokerage transactions for the Zweig Funds and charge brokerage commissions and make a profit from effecting those transactions, provided such payments to Zweig/Glaser Advisers and its affiliates are reviewed periodically by the Board as required by the 1940 Act.

                  Zweig/Glaser Advisers is liable for its own acts and omissions caused by its willful misfeasance, bad faith or gross negligence in the performance of its duties or by its reckless disregard of its obligations under the Management Agreement. Zweig/Glaser Advisers shall not be liable for the acts and omissions of any agent employed by it, nor for those of any bank, trust company, broker or other person with whom, or into whose hands, any monies, shares of the Trust or securities and investments may be deposited or come, pursuant to the provisions of the Management Agreement. Subject to the first sentence of this paragraph, Zweig/Glaser Advisers shall not be liable for any action taken or omitted on advice, obtained in good faith, of counsel, provided such counsel is satisfactory to Zweig Series Trust.

                  The Management Agreement may be terminated at any time, without the payment of any penalty, upon sixty (60) days' written notice. The Management Agreement automatically terminates in the event of its assignment.

                  Unless sooner terminated, the new Management Agreement continues in effect for an initial term ending two years from the date of the consummation of the Acquisition, and may continue thereafter from year to year if specifically approved at least annually by vote of "a majority of the outstanding voting securities" of such Fund, as defined under the Investment Company Act, or by the Board, and, in either event, the vote of a majority of the Trustees who are not "interested persons", cast in person at a meeting called for such purpose.

                  For the fiscal year ended December 31, 1998, each Fund paid investment management fees to Zweig/Glaser Advisers, and paid brokerage commissions to Zweig Securities Corp. and its affiliates which represents a percentage of that Fund's total brokerage commissions, as shown in the table below.

                                       For Year Ended December 31, 1998
                             -------------------------------------------------
                              Total                               Percentage of
                             Management     Brokerage paid to      Fund's Total
Fund                           Fee           Zweig Securities       Brokerage
----                         ----------     -----------------     ------------
Zweig Strategy Fund..........

Zweig Appreciation Fund......

Zweig Growth & Income Fund...

Zweig Manage Assets..........

Zweig Foreign Equity Fund....

Zweig Government Fund........

Zweig Government Cash Fund...

                  Zweig/Glaser Advisers has acted as investment manager for each Fund since it commenced the public offering of its shares as shown below. Also shown is the date when the current Management Agreement was last approved by the shareholders of each Fund and continued by the Trustees.


                                                Approval of Current
                              Commencement         Agreement by
                              of Investment   --------------------------
Fund                           Operations     Trustees       Shareholders
----                         -------------    --------       ------------
Zweig Strategy Fund.........   12/29/89        6/23/98         4/19/96

Zweig Appreciation Fund.....   10/7/91         6/23/98         4/19/96

Zweig Managed Assets........    2/8/93         6/23/98         4/19/96

Zweig Growth & Income Fund..   11/26/96        6/23/98         11/1/96

Zweig Foreign Equity Fund...   11/24/97        6/23/98         11/21/97

Zweig Government Fund....... 3/25/85        6/23/98         4/19/96

Zweig Government Cash Fund.. 9/24/84        6/23/98         4/19/96


SERVICING AGREEMENT

         The new Servicing Agreement is by and among Zweig/Glaser Advisers, Zweig Total Return Advisors, Inc. and Zweig Advisors Inc. (collectively, the "Advisers") and Zweig Consulting LLC, a New York limited liability company ("Zweig"). The Advisers have historically had access to the advice and consulting services of Dr. Martin E. Zweig and his associates. In order to continue that advisory and consulting relationship after the Acquisition, the Advisers will enter into a Servicing Agreement with Zweig for the services of Dr. Martin E. Zweig, the President of Zweig ("Dr. Zweig"), and his research associates ("Associates"). After the completion of the Acquisition, the Zweig Funds will continue to receive the services of Dr. Zweig and his Associates through the Servicing Agreement rather than through their current positions. Dr. Zweig will continue to serve as the President of Zweig Series Trust.

         Dr. Zweig is President or Chairman of investment advisory firms that presently manage over $8 billion of assets, of which approximately half are in the publicly traded closed-end investment companies and open-end mutual funds, including the Zweig Funds.

         Pursuant to the Servicing Agreement, Dr. Zweig and his Associates agree to continue to devote their skill and time consistent with the practices of Dr. Zweig and his Associates prior to the closing of the Acquisition, to the business and affairs of the Advisers and to the promotion of their interests, in particular, performing asset allocation research and analysis and providing advice thereon at a level and in a manner consistent with the past practices of Dr. Zweig and his Associates and the Advisers (the "Services"). Zweig agrees not to provide Services to any "competing business". The Advisers and Zweig have agreed to mutual confidentiality provisions pursuant to the Servicing Agreement.

         The Servicing Agreement shall be effective as of the consummation of the Acquisition and shall continue until the third anniversary thereof. The Advisers may terminate the Servicing Agreement immediately for cause, in the event of Dr. Zweig's death or disability, or upon 30 days' notice. With respect to the Zweig Funds, unless sooner terminated, the Servicing Agreement will continue in effect for two years, and thereafter until terminated, provided that the continuation of the Servicing Agreement and the terms thereof are specifically approved annually in accordance with the requirements of the Investment Company Act by a majority of the Fund's outstanding voting securities or a majority of its Board, and, in any event, by a majority of the Trustees who are not "interested persons", as defined in the Investment Company Act. In addition, with respect to the Zweig Funds, the Servicing Agreement may be terminated at any time, without payment of any penalty, by the Board, or by a vote of a majority of the outstanding voting securities of the Zweig Funds, upon not less than sixty (60) day's written notice. With respect to the Zweig Funds, the Servicing Agreement shall automatically terminate upon its assignment or the termination of the Management Agreement. The continuation of the Management Agreement, however, will not be dependent on the continuation of the Servicing Agreement.

                  The Advisers agree to pay Zweig consulting fees equal to the share of the costs and expenses of Zweig that are allocable to the Advisers in performing the Services, determined in good faith on a basis consistent with prior practice taking into consideration the percentage of Dr. Zweig's and each Associate's time devoted to performing the Services. Zweig also receives research benefits along with the Advisers from the brokerage transactions for the clients' accounts by the Advisers pursuant to the procedures adopted under
Section 28(e) of the 1934 Act. The Zweig Funds will not incur any additional costs due to the Servicing Agreement.

                  Zweig/Glaser Advisers, as one of the Advisers, obtains the benefits of the Services of Dr. Zweig and his Associates pursuant to the Servicing Agreement for the Zweig Funds and other clients, and is responsible for the expenses of the Servicing Agreement. The new Servicing Agreement enables the Zweig Funds to continue to receive the investment advisory services of Dr. Zweig and his Associates. The new Servicing Agreement is being submitted to shareholders for their approval along with the new Management Agreement, and will continue in effect for an initial term ending two years from the date of the consummation of the Acquisition and may continue thereafter from year to year if specifically approved at least annually in accordance with the Investment Company Act.

INFORMATION CONCERNING PHOENIX

                  The following information concerning Phoenix and the Acquisition has been provided to the Zweig Funds by Phoenix.

                  Phoenix is a large, diversified financial services organization and is a 60 percent owned subsidiary of Phoenix Home Life Mutual Insurance Company. Through its operating subsidiaries and affiliates, Phoenix provides a variety of investment products and services to investors throughout the United States and abroad. Phoenix provides management, administrative and distribution services for 54 mutual funds, as well as individual and institutional clients. As of December 31, 1998, Phoenix had over $51 billion in assets under management. The Phoenix mutual funds are distributed through a network of broker-dealers, financial planners and investment advisers. Phoenix is headquartered in Hartford, Connecticut, and its common stock is listed on the New York Stock Exchange, symbol: PXP.

                  The names, addresses and principal occupations of the principal executive officers of Phoenix, which is located at 56 Prospect Street, Hartford, CT 06115, are as follows. The address of each individual, as it relates to his duties at Phoenix, is the same as that of Phoenix.

Name and Address                                Principal Occupation
----------------                       -----------------------------------------
Philip R. McLoughlin............       Chairman of the Board and Chief Executive
                                       Officer of Phoenix since May 1997. Before that, Mr. McLoughlin was Vice Chairman of the Board and Chief Executive Officer of
                                       Phoenix. He has also been a Director of
                                       Phoenix Home Life since February 1994 and has been employed by Phoenix Home Life as Executive Vice-President Investment since
                                       December 1988. In addition, Mr.
                                       McLoughlin serves as President of Phoenix
                                       Equity Planning Corporation ("Pepco"),
                                       Chairman of Phoenix Investment Counsel,
                                       Inc. and Chairman and Chief Executive
                                       Officer of National Securities & Research
                                       Corporation. He also is a member of the
                                       Board of Directors of Duff & Phelps
                                       Utilities Tax-Free Income Inc. and Duff &
                                       Phelps Utility and Corporate Bond Trust,
                                       Inc. Mr. McLoughlin also serves as
                                       President and as a Director or Trustee of the Phoenix Funds, Phoenix Duff & Phelps
                                       Institutional Mutual Funds and
                                       Phoenix-Aberdeen Series Fund. He is also a Director of PM Holdings, Phoenix
                                       Charter Oak Trust Company, The World
                                       Trust, a Luxembourg closed-end fund, The
                                       Emerging World Trust Fund, a Luxembourg
                                       closed-end fund, and of PXRE Corporation, a publicly traded corporation, and of its wholly owned subsidiary, PXRE Reinsurance
                                       Company.

Calvin J. Pedersen..............       A member of the Board of Directors of
                                       Phoenix since 1992 and President of
                                       Phoenix since July 1993. From January
                                       1992 to July 1993, Mr. Pedersen served as an Executive Vice President of Phoenix.
                                       Mr. Pedersen was also an Executive Vice
                                       President of Duff & Phelps, Inc., the
                                       former parent of Phoenix's operating
                                       subsidiaries, from 1988 until its
                                       dissolution in 1992. Mr. Pedersen is also
                                       President and Chief Executive Officer of
                                       Duff & Phelps Utilities Income Inc., Duff
                                       & Phelps Utilities Tax-Free Income Inc., and Duff & Phelps Utility and Corporate
                                       Bond Trust Inc. and serves as a Director or Trustee of the Phoenix Funds, Phoenix
                                       Duff & Phelps Institutional Mutual Funds and Phoenix-Aberdeen Series Fund.

Name and Address                              Principal Occupation
-----------------                     -----------------------------------------
Michael E. Haylon...............      Executive Vice President of Phoenix since
                                      November 1, 1995. From February 1993 to
                                      November 1, 1995, Mr. Haylon was Senior
                                      Vice President Securities Investments of
                                      Phoenix Home Life. Mr. Haylon is also
                                      President of Phoenix Investment Counsel,
                                      Inc., Executive Vice President of National
                                      Securities & Research Corporation and
                                      Executive Vice President of the Phoenix
                                      Funds, Phoenix Duff & Phelps Institutional
                                      Mutual Funds and Phoenix-Aberdeen Series
                                      Fund. Mr. Haylon also serves as a member of the Board of Directors of Phoenix
                                      Investment Counsel, Inc., PEPCO and
                                      National Securities & Research
                                      Corporation.

John F. Sharry..................      Executive Vice President of Phoenix since
                                      January 1998. From 1995 through 1997 Mr.
                                      Sharry was Managing Director, Retail,
                                      Phoenix Equity Planning Corporation. Mr.
                                      Sharry is also Executive Vice President of the Phoenix Funds and Phoenix-Aberdeen
                                      Series Fund. Previously Mr. Sharry was
                                      Managing Director and National Sales
                                      Manager of Putnam Funds from December 1992 through 1994.

Thomas N. Steenburg.............      Senior Vice President of Phoenix since
                                      January 1999. From 1995 through 1998 Mr.
                                      Steenburg was Vice President and Counsel of Phoenix, and from 1991 through 1994 he was Counsel to Phoenix Home Life Mutual
                                      Insurance Company. Mr. Steenburg also
                                      serves as General Counsel to Seneca
                                      Capital Management LLC and to Roger
                                      Engelmann & Associates, Inc., and as
                                      Executive Vice President of Duff & Phelps
                                      Investment Management Co. Mr. Steenburg
                                      serves as Secretary or Assistant Secretary to each of the Phoenix Funds, Phoenix-Aberdeen Series Fund, Phoenix Duff
                                      & Phelps Institutional Mutual Funds,
                                      Phoenix-Seneca Funds, Phoenix-Engelmann
                                      Funds, Duff & Phelps Utilities Tax-Free
                                      Income Inc. and Duff & Phelps Utility and
                                      Corporate Bond Trust Inc.

William R. Moyer................      Senior Vice President and Chief Financial
                                      Officer of Phoenix since 1995. Mr. Moyer is also the Chief Financial Officer and a Senior Vice President of PEPCO, National
                                      Securities & Research Corporation and
                                      Phoenix Investment Counsel, Inc. In
                                      addition, Mr. Moyer also serves as
                                      Treasurer of National Securities &
                                      Research Corporation and Phoenix
                                      Investment Counsel, Inc. Mr. Moyer also is a Vice President of the Phoenix-Aberdeen
                                      Series Fund and the Phoenix Duff & Phelps
                                      Institutional Mutual Funds.

INFORMATION CONCERNING THE ACQUISITION

                  Zweig/Glaser Advisers, Euclid Advisors LLC, Zweig Advisors Inc., Zweig Total Return Advisors, Inc. and Zweig Securities Corp. (collectively, the "Zweig Group"), and the equityholders of the Zweig Group entered into an Acquisition Agreement with Phoenix dated as of December 15, 1998. The Acquisition Agreement provides that the purchase price for the Zweig Group is to be $135 million, which is subject to upward and downward price adjustments that could cause the ultimate purchase price to be as much as $164 million.

                  The obligation of Phoenix to close the Acquisition is subject to various conditions and requirements, including filings under the Hart-Scott-Rodino Antitrust Improvements Act of 1976. Some conditions include obtaining approvals by the Board and shareholders of the Zweig Funds. As a condition of Phoenix's obligation to close the Acquisition, the Board has approved a new Management Agreement along with the new Servicing Agreement and a new underwriting agreement, and the shareholders shall have approved the new Management Agreement and new Servicing Agreement.

                  In addition, pursuant to the Acquisition Agreement, certain employees of Zweig/Glaser Advisers, Eugene Glaser, David Katzen, Barry Mandinach, Jeffrey T. Cerutti, Carlton Neel, and Jeffrey Lazar, have entered into 3-year employment agreements, effective upon the closing of the Acquisition, for the continuation of their employment with Zweig/Glaser Advisers. The agreements each provide that the employee's responsibilities shall be commensurate with his responsibilities prior to the closing and that he may hold such other positions with Zweig/Glaser Advisers, to which he may be elected or appointed during the term of the agreement, subject to the employee's consent. Each agreement also provides for both salary and annual incentive compensation, certain benefits, confidentiality provisions, covenants not to compete and severance payments. Upon the consummation of the Acquisition, Dr. Zweig and Mr. Glaser will also sign five year non competition agreements.

                  The Board has approved a new underwriting and distribution agreement with Phoenix Equity Planning Corporation ("PEPCO"), 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, CT, 06083, a wholly owned subsidiary of Phoenix, that will be effective with the closing of the Acquisition. The Investment Company Act requires such approval because the Acquisition by Phoenix terminates the current underwriting agreement with Zweig Securities Corp. The new underwriting agreement is on the same terms as the current underwriting agreement with Zweig Securities Corp.

                  As a condition to the completion of the Acquisition, the Servicing Agreement which was discussed above shall have been entered into by the Advisers and Zweig Consulting LLC and the composition of the Board of the Zweig Funds is to be reasonably acceptable to Phoenix. See "Investment Company Act Considerations" below.

USE OF THE ZWEIG NAME

         Dr. Zweig has a service mark that protects the use of the name "Zweig" in connection with offering or providing investment services. Pursuant to the Acquisition Agreement, Dr. Zweig will enter into a License Agreement with Phoenix to permit Phoenix to use the service mark of Zweig in connection with its investment advisory, consulting, mutual fund and wrap programs in the United States and worldwide.

         Phoenix has agreed with the Board that the Zweig Funds may continue to use the Zweig mark in the names of the Funds after the Acquisition as long as the new Management Agreement remains in effect. Phoenix and the Boards have also discussed that at some time after the Acquisition, the Board would consider using the name "Phoenix --Zweig" in connection with Zweig Funds. Pursuant to the Agreement and Declaration of Trust of the Zweig Series Trust, the Board is authorized to make such a name change.

INVESTMENT COMPANY ACT CONSIDERATIONS

         Pursuant to Section 15 of the Investment Company Act, the current Management Agreement between Zweig Series Trust and Zweig/Glaser Advisers terminates automatically upon its assignment, which is deemed to include any change of control of the investment adviser. Section 15(a) of the Investment Company Act prohibits any person from serving as an investment adviser to a registered investment company except pursuant to a written contract that has been approved by the shareholders. Therefore, in order for Zweig/Glaser Advisers to be able to provide investment advisory services to the Zweig Funds and for Zweig to provide sub-advisory services pursuant to the Servicing Agreement after the Acquisition, the shareholders of each Fund must approve a new Management Agreement and new Servicing Agreement.

         The Acquisition Agreement specifically commits Zweig/Glaser Advisers and Phoenix to comply with the requirements of Section 15(f) of the Investment Company Act which provides, in pertinent part, that Zweig/Glaser Advisers, the investment adviser, may receive an amount or benefit in connection with a sale of the investment adviser which results in an assignment of a fund's investment advisory contract if (i) for a period of three years after the sale, at least 75% of the members of the board of trustees of such fund are independent -- i.e., not "interested persons" (as defined in the Investment Company Act) -- of the new or old investment adviser; and (ii) for a two-year period there is no "unfair burden" imposed on the investment company as a result of the Acquisition. The term "unfair burden" is defined in Section 15(f) to include any arrangement during the two-year period after the Acquisition whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). In the Acquisition Agreement, Phoenix has agreed that it would impose no unfair burden on the Zweig Funds as a result of the

Acquisition. Phoenix has agreed to indemnify and hold the Zweig Group and its equityholders harmless from and against and in respect of any and all losses or damages arising in connection with the imposition of any unfair burden on the Zweig Funds that is caused by acts or conduct within the control of Phoenix or its affiliates. Also, the Investment Company Act provides that the nomination and selection of any new or additional independent Trustees is committed exclusively to the current independent Trustees.

         The new Management Agreement, if approved by a Fund's shareholders, will commence at the closing of the Acquisition. The new Management Agreement will remain in effect for an initial term of two years and will continue in effect thereafter with respect to each Fund for successive periods if and so long as such continuance is specifically approved annually by (a) the Board of Trustees or (b) a majority vote of that Fund's shareholders, provided that, in either event, the continuance also is approved by a majority of the Trustees who are not "interested persons" by vote cast in person at a meeting called for the purposes of voting on such approval.

         As a condition to the completion of the Acquisition, the composition of the Board of Zweig Series Trust is to be reasonably acceptable to Phoenix. In order to comply with Section 16(b) and Section 15(f)(1)(A) of the Investment Company Act, any vacancy on the Board of an independent Trustee must be filled by a person who is selected and proposed by a majority of the independent Trustees and who is elected by the shareholders. However, a vacancy due to death, disqualification or bona fide resignation can be filled by the Board pursuant to Section 16(a). Further, Rule 12b-1 requires that the selection and nomination of the independent Trustees are committed to the discretion of the disinterested Trustees. At this Meeting the shareholders are being asked to vote on the continuation of the existing Board, which includes one interested and four independent Trustees. The current Board complies with the requirements of
Section 15(f)(1)(A) of the Investment Company Act.

INFORMATION CONCERNING ZWEIG/GLASER ADVISERS

         Zweig/Glaser Advisers is a partnership of Glaser Corp., which is controlled by Eugene J. Glaser and Zweig Management Corp., which is controlled by Dr. Zweig. Upon the completion of the Acquisition, Dr. Zweig will be providing his services pursuant to the Servicing Agreement. The address of Zweig/Glaser Advisers, the investment adviser, and Zweig Securities Corp., the underwriter for the Zweig Funds, is 900 Third Avenue, New York, NY 10022. The names and principal occupations of the principal executive officers and shareholders of the corporate partners of Zweig/Glaser Advisers, who are also executive officers and/or Trustees of the Zweig Funds, are set forth below. The address of each, as it relates to his or her duties with Zweig/Glaser Advisers or the Zweig Funds, is the same as that of Zweig/Glaser Advisers.

                      Position with
Name                   Zweig Funds                 Principal Occupation
-----------------    -------------------------   -------------------------------
Eugenue J. Glaser    Chairman, CEO and Trustee   President, Zweig/Glaser
                                                 Advisers and Euclid Advisors
                                                 LLC; President and Director,
                                                 Zweig Securities Corp.;
                                                 Director, The Zweig Fund, Inc.
                                                 and The Zweig Total Return
                                                 Fund, Inc.; and Chairman,
                                                 President, CEO and Trustee,
                                                 Euclid Mutual Funds

Martin E. Zweig     President                   Chairman, Zweig/Glaser Advisers
                                                and Euclid Advisors LLC;
                                                Managing Director, Zweig-DiMenna
                                                Associates LLC; President and
                                                Director, Gotham Advisors, Inc.,
                                                Zweigs Total Return Advisors,
                                                Inc. and Zweig Advisors Inc.;
                                                Shareholder, Zweig Securities
                                                Corp. and Watermark Securities,
                                                Inc.; Chairman, President and
                                                Director, The Zweig Total Return
                                                Fund, Inc. and The Zweig Fund,
                                                Inc.; President and Director,
                                                Zweig-DiMenna International
                                                Managers, Inc.; and President,
                                                Zweig Associates, Inc., and
                                                Zweig Consulting LLC

David Katzen        Senior Vice President       Senior Vice President,
                                                Zweig/Glaser Advisers; Executive
                                                Vice President, Euclid Advisors
                                                LLC; Vice President, Zweig
                                                Advisors Inc.; and Executive
                                                Vice President and Trustee,
                                                Euclid Mutual Funds

Charles I. Leone    First Vice President        First Vice President and Chief
                    Asst. Secretary             Financial Officer, Zweig/Glaser
                                                Advisers and Euclid Advisors
                                                LLC; First Vice President, Chief
                                                Financial Officer and Assistant
                                                Secretary, Zweig Securities
                                                Corp.; and First Vice President
                                                and Assistant Secretary, Euclid
                                                Mutual Funds

Barry M. Mandinach  First Vice President        Executive Vice President, Zweig
                                                Securities Corp.; Senior Vice
                                                President, Zweig/Glaser Advisers
                                                and Euclid Advisors LLC; and
                                                First Vice President, Euclid
                                                Mutual Funds

Carlton B. Neel     First Vice President        First Vice President,
                                                Zweig/Glaser Advisers; and
                                                Portfolio Manager, Zweig
                                                Advisors Inc. and Zweig Total
                                                Return Advisors, Inc.

Alfred J. Ratcliffe  First Vice President,      First Vice President,
                     Treasurer, Principal       Zweig/Glaser Advisers and Euclid
                     Accounting Officer and     Advisors LLC; First Vice
                     Assistant Secretary        President, Treasurer, Principal
                                                Accounting Officer and
                                                Secretary Assistant Secretary,
                                                Euclid Mutual Funds; and
                                                formerly Vice President,
                                                The Bank of New York

                      Position with
Name                   Zweig Funds                 Principal Occupation
-----------      -------------------------   ---------------------------------
Marc Baltuch       Secretary                 First Vice President and Secretary,
                                             Zweig/Glaser Advisers and Euclid
                                             Advisors LLC; First Vice President,
                                             Chief Compliance Officer, Secretary
                                             and Director, Zweig Securities
                                             Corp.; Chief Compliance Officer and
                                             Assistant Secretary, Zweig Advisors
                                             Inc. and Zweig Total Return
                                             Advisors, Inc.; President and
                                             Director, Watermark Securities,
                                             Inc.; Assistant Secretary, Gotham
                                             Advisors, Inc.; and Secretary,
                                             Euclid Mutual Funds

Annemarie Gilly    First Vice President      First Vice President, Zweig/Glaser
                                             Advisers, Euclid Advisors LLC and
                                             Zweig Securities Corp.; Director,
                                             The Zweig Fund, Inc. and The Zweig
                                             Total Return Fund, Inc.; and First
                                             Vice President, Euclid Mutual Funds

Jeffrey Lazar      Vice President            Vice President, Treasurer and
                                             Director, The Zweig Fund, Inc. and
                                             The Zweig Total Return Fund, Inc.;
                                             and Vice President, Treasurer and
                                             Secretary, Zweig Advisors Inc. and
                                             Zweig Total Return Advisors, Inc.

         Upon the consummation of the Acquisition, it is anticipated that Philip
R. McLoughlin, Chairman and CEO of Phoenix, will become Chairman and CEO of Zweig/Glaser Advisers, Eugene J. Glaser will remain as President and Dr. Martin
E. Zweig will no longer hold positions with Zweig/Glaser Advisers, Euclid Advisors LLC, Zweig Total Return Advisers, Inc. or Zweig Advisors, Inc.

INFORMATION CONCERNING ZWEIG CONSULTING LLC

         Zweig Consulting LLC ("Zweig") is a New York limited liability company. The principal controlling owner is Dr. Zweig. The address of Zweig is 900 Third Avenue, New York, NY 10022. The names and principal occupations of the principal executive officers of Zweig are set forth below. The address of each, as it relates to his duties with Zweig or the Zweig Funds, is the same as that of Zweig.

                      Position with
Name                   Zweig Funds                 Principal Occupation
-----------      -------------------------   ---------------------------------
Martin E. Zweig     President                Chairman, Zweig/Glaser Advisers and
                                             Euclid Advisors LLC; Managing
                                             Director, Zweig-DiMenna Associates
                                             LLC; President and Director, Gotham
                                             Advisors, Inc., Zweig Total Return
                                             Advisors, Inc. and Zweig Advisors
                                             Inc.; Shareholder, Zweig Securities
                                             Corp. and Watermark Securities,
                                             Inc.; Chairman, President and
                                             Director, The Zweig Total Return
                                             Fund, Inc. and The Zweig Fund,
                                             Inc.; President and Director,
                                             Zweig-DiMenna International
                                             Managers, Inc.; and President,
                                             Zweig Associates, Inc., and Zweig
                                             Series Trust

Anthony R. Berkman   Senior Vice President   Research Analyst, Zweig Advisors
                                             Inc,. Zweig Total Return Advisors,
                                             Inc., Zweig/Glaser Advisers, Zweig
                                             Associates, Inc. and Zweig-DiMenna
                                             International Managers Inc.

Andrew A. Salamy     Senior Vice President   Research Analyst, Zweig Advisors
                                             Inc., Zweig Total Return Advisors,
                                             Inc., Zweig/Glaser Advisers, Zweig
                                             Associates, Inc. and Zweig-DiMenna
                                             International Managers Inc.

Michael N. Schaus    Senior Vice President   Research Analyst, Zweig Advisors
                                             Inc., Zweig Total Return Advisors,
                                             Inc., Zweig/Glaser Advisers, Zweig
                                             Associates, Inc., Zweig-DiMenna
                                             International Managers Inc. and
                                             Gotham Advisors, Inc.

         Upon the consummation of the Acquisition, Messrs. Zweig, Berkman, Salamy and Schaus will be providing their services through Zweig Consulting LLC and the Servicing Agreement.

BOARD OF TRUSTEES' CONSIDERATION

[It is anticipated that the following has or will take place at the Board Meeting scheduled for January 12, 1999.]

         The Board met on December 16, 1998 and on January 12, 1999 to consider the Acquisition and its anticipated effects upon Zweig/Glaser Advisers and the investment management and other services provided to the Zweig Funds by Zweig/Glaser Advisers and its affiliates. On January 12, 1999, the Board, including a majority of the Trustees who are not parties to the Management Agreement or interested persons of any such party, voted to approve the new Management Agreement and the new Servicing Agreement and to recommend the agreements to shareholders for their approval. If the Acquisition is not completed, then the current Management Agreement will continue in effect.

         The independent Trustees retain their own counsel on a regular basis to assist them in evaluating various matters, including the matters discussed in this proxy statement. The Board of Trustees believes each of the items set forth in this proxy statement is in the best interests of the Zweig Funds and its shareholders, including the new Management Agreement and the new Servicing Agreement.


         In making its recommendation to the shareholders, the Board exercised its independent judgment based on a careful review of the proposed changes and potential benefits. The Trustees' considerations are described in the following section. The Trustees' approval and recommendation that shareholders approve the new Management Agreement and new Servicing Agreement are based on various considerations, including the following:

     * Portfolio Management Continuity -- No change in the portfolio management of the Zweig Funds is expected to result from the Acquisition. The Zweig Funds will continue to receive the services of Dr. Zweig and his Associates pursuant to the new Servicing Agreement.

     * Administrative Services -- The administrative services and management functions for the Zweig Funds initially will continue to be performed by the same personnel. Phoenix has represented that at least the present level and quality of services for the Zweig Funds and the shareholders will be maintained after the Acquisition.

     * Fees -- The fee rates payable by each Fund under the new Management Agreement will be the same rates as payable by the Zweig Funds under the current Management Agreement. The fees under the new Servicing Agreement will be paid by the Advisers, not the Zweig Funds. The Zweig Funds will not incur any additional costs.

     * Increased Distribution Capabilities -- PEPCO will undertake the distribution of the Zweig Funds through its existing relationships with broker-dealers, financial planners and investment advisers.
         The PEPCO marketing and sales organization is significantly larger and more extensive than the marketing and sales organization of Zweig Securities Corp., which currently has responsibility for distribution of the shares of the Zweig Funds and Euclid Mutual Funds. The Trustees believe that the potential growth in size of the Zweig Funds that will likely result from these expanded selling relationships would benefit the Zweig Funds and their shareholders. Further, as a Fund grows, its expense ratio can be expected to decline.

     * Benefits from Phoenix Relationship -- Although Zweig/Glaser Advisers will act independently of Phoenix in providing investment management services to the Zweig Funds, the experience of Phoenix in managing investment companies may provide an additional resource of information for Zweig/Glaser Advisers in performing its investment management and administration functions. Moreover, Zweig/Glaser Advisers expects, over time, to shift certain administrative functions to Phoenix as part of its larger mutual fund administrative activities. Phoenix assured the Trustees that the Funds will share the benefit of such efficiencies.

         During its review and deliberations, the Board of Trustees evaluated the potential benefits, detriments and costs to each Fund and its shareholders of the proposed Acquisition. The Board received information regarding the new Management Agreement and new Servicing Agreement. The Board received information from Phoenix regarding its management, history, qualifications and other relevant information, including portfolio transaction practices. Representatives of Phoenix made presentations and were available for questions at the Board meetings.

         The Board also considered the qualifications and capabilities of Zweig/Glaser Advisers to continue to serve as the investment manager for the Zweig Funds. In this regard, the Board considered those senior executive officers of Zweig/Glaser Advisers that have agreed to continue their employment by Zweig/Glaser Advisers.

         Zweig/Glaser Advisers' new parent company, Phoenix, through its predecessors, has been in operation since 1932 and has been in the investment management business since 1979. Phoenix has extensive experience managing investment companies. As of December 31, 1998, Phoenix had over $51 billion in assets under management, including $____ billion in institutional accounts, $____ billion in closed-end and open-end investment companies, and $____ billion in the Phoenix Home Life general account.

         In evaluating the Acquisition, including the new Management Agreement with Zweig/Glaser Advisers and the new Servicing Agreement, the Board determined that the Funds' shareholders would likely benefit from the expected retention and the continued availability of the management expertise of Zweig/Glaser Advisers, including its senior portfolio managers. Specifically, the Board deemed it beneficial that Messrs. Glaser, Katzen, Mandinach, Neel and Lazar have signed employment contracts with Zweig/Glaser Advisers, that Dr. Zweig will continue to serve as President of the Zweig Funds and that Mr. Glaser will continue as Chairman of the Board and a Trustee of the Zweig Series Trust.

         In addition, the Board had extensive discussion with representatives of Phoenix regarding continuity of management functions and the level and quality of services affecting the Zweig Funds, and considered the representations by Phoenix of its intention to maintain the continuity of management functions and the current level and quality of services obtained by the Zweig Funds after the Acquisition. In addition, the Board deemed it beneficial to shareholders for the Zweig Funds to be affiliated with the Phoenix organization for several reasons, including the greater financial strength of the sponsoring entity and Phoenix's larger technological infrastructure. Moreover, with the proposed change in the ownership of the investment manager, each Fund's shareholders would gain access to a broader array of investment products. The Board also considered the fact that potential benefits from the larger Phoenix organization were being obtained with the expected retention of the current portfolio managers for the Zweig Funds, thereby causing no significant changes in the portfolio management of the Zweig Funds.

 The Board determined that the proposed Management Agreement and Servicing Agreement were beneficial and in the best interests of the Zweig Funds in that the contractual rates for investment management fees would be the same as the current fees. The Board considered the nature and quality of service to be provided, and the performance of the funds managed by Phoenix.

         Zweig/Glaser Advisers and Phoenix assured the Board that they intend to comply with Section 15(f) of the Investment Company Act. As discussed above,
Section 15(f) provides a safe harbor for an investment manager to an investment company or any of its affiliated persons to receive payments in connection with a change in control of the investment adviser so long as certain conditions are met. These conditions include that no "unfair burden" be imposed on the Zweig Funds for a two-year period. Zweig/Glaser Advisers and Phoenix informed the Board that they are not aware of any express or implied term, condition, arrangement or understanding that would impose an unfair burden on the Zweig Funds as a result of the Acquisition. Phoenix agreed that it and its affiliates will take no action that would have the effect of imposing an "unfair burden" on the Zweig Funds as a result of the Acquisition.

         Based upon its evaluation of the relevant information presented to them, and in light of their fiduciary duties under federal and state law, the Board, including all the disinterested Trustees of the Zweig Funds, determined that the transactions contemplated by the Acquisition, including the new Management Agreement and the new Servicing Agreement, are advisable and in the best interests of each Fund and each Fund's shareholders. The Board recommends the approval of Item 1 by the shareholders.

         THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE NEW MANAGEMENT AGREEMENT AND THE NEW SERVICING AGREEMENT.

ITEM 2. ELECTION OF THE BOARD OF TRUSTEES

         The Board of Trustees of the Zweig Series Trust (the "Board") currently consists of five individuals. Eugene J. Glaser is the only Trustee who is affiliated with Zweig/Glaser Advisers or Zweig Securities Corp. At a Board meeting held on January 12, 1999, all of the following individuals were nominated by the Board for election by the shareholders as Trustees of the Zweig Series Trust.

         The following table shows certain information regarding the Trustees who are standing for election and their age, principal occupation or employment during the past five years and other public memberships. The table also shows the year in which each nominee was elected to the Board.


                                      Position with the
       Name, Address and Age            Zweig Funds                    Five-Year Business Experience
       ---------------------          -----------------                -----------------------------
CLAIRE B. BENENSON                   Trustee since 1985        Consultant on Financial Conferences; Director of
870 U.N. Plaza                                                 The Burnham Fund Inc.; Trustee of the Euclid Mutual
New York, NY  10017                                            Funds and Simms Global Fund; Former Director of
(79)                                                           Financial Conferences and Chairman, Department of
                                                               Business and Financial Affairs, The New School for
                                                               Social Research and Former Director of The Zweig
                                                               Cash Fund Inc.

JAMES BALOG                          Trustee since 1997        Retired; Director and Member of the Audit,
2205 N. Southwinds Blvd.                                       Investment, Stock Option and Compensation
Vero Beach, FL  32963                                          Committees of Transatlantic Holdings, Inc.
(70)                                                           (reinsurance); Director and Member of the Executive
                                                               Committee of Elan, Plc (pharmaceuticals); Director
                                                               and Member of the Executive and Investment & Credit
                                                               Committees of Great West Life and Annuity Insurance
                                                               Company; Member of the Technical Advisory Board of
                                                               Galen Partners (health care) and Trustee of the
                                                               Euclid Mutual Funds. Former Director, Chairman of
                                                               the Audit Committee and Member of the Executive
                                                               Committee of A.L. Pharma, Inc. (health care);
                                                               Chairman of 1838 Investment Advisers, L.P. and
                                                               Chairman of Lambert Brussels Capital Corporation
                                                               (investments).

S. LELAND DILL                       Trustee since 1989        Retired; Director of Coutts International (USA)
5070 North Ocean Dr.                                           (private banking); Trustee of BT Portfolios, BT
Singer Island, FL  33404                                       Investment Fund and Euclid Mutual Funds. Former
(68)                                                           partner of KPMG Peat Marwick. Former Director of
                                                               The Zweig Cash Fund Inc., Coutts Trust Holdings
                                                               Limited, Coutts Group and Vintners International
                                                               Company, Inc. (winery).



                                      Position with the
       Name, Address and Age            Zweig Funds                    Five-Year Business Experience
       ---------------------          -----------------                -----------------------------

EUGENE J. GLASER*                    Chairman and              President of the Manager and Euclid Advisers LLC;
900 Third Avenue                     Chief Executive           President and Director of the Distributor, Director
New York, NY  10022                  Officer                   of The Zweig Fund, Inc. and The Zweig Total Return
(58)                                 Trustee since 1985        Fund, Inc.; Chairman, President, Chief Executive
                                                               Officer and Trustee of the Euclid Mutual Funds;
                                                               Former Director of Zweig Cash Fund Inc.

DONALD B. ROMANS                     Trustee since 1985        President of Romans & Company (private investors
233 East Wacker Dr.                                            and financial consultants); Chairman, Merlin Corp.;
Chicago, IL  60601                                             Director of the Burnham Fund Inc.; and Trustee of
(67)                                                           the Euclid Mutual Funds. Former Consultant to and
                                                               Executive Vice President and Chief Financi Officer of
                                                               Bally Manufacturing Corporation, and Former Director
                                                               of The Zweig Cash Fund, Inc.

-----------------------
* "Interested Person" as defined under the Investment Company Act.

                  The following table shows the shares held as of December 21, 1998 in each Fund by the Trustees:


                                                        Claire         James     S. Leland     Eugene       Donald
Fund                                                   Benenson        Balog        Dill       Glaser       Romans
----                                                   --------        -----     ---------     ------       ------
Zweig Strategy Fund...........................           1,694           --          839           --        25,339

Zweig Appreciation Fund.......................           2,902           --        1,043        5,002        22,197

Zweig Growth & Income Fund....................           1,506           --           --        4,986            --

Zweig Managed Assets..........................              --           --           --       10,222            --

Zweig Foreign Equity Fund.....................              --           --           --       10,142            --

Zweig Government Fund.........................              --           --           --        8,527            --

Zweig Government Cash Fund....................              --           --           --       43,937       150,353

As of December 21, 1998, the Trustees and officers of the Zweig Series Trust, as a group, owned less than 1% of any of the Zweig Funds, except for 8.5% in Zweig Government Cash Fund.

                  The Board of Trustees met four times during the Zweig Funds' fiscal year ended December 31, 1998. Each Trustee attended all of the meetings of the Board. The Board does not have any committees.

                  The table below shows, for each Trustee, the total compensation including reimbursement of expenses paid or accrued by the Trust and by Zweig Funds and the Euclid Mutual Funds, for each Trustee during the fiscal year ended December 31, 1998.

                                              Aggregate Compensation
                                              and Expense Reimbursement
                                         ---------------------------------
                                                                                    Total
                                                                               Compensation
Name and Position                        Zweig Funds    Euclid Mutual Funds   Paid to the Trustees
-----------------                        -----------    -------------------   --------------------
James Balog, Trustee                      $ 18,000              $ 5,500           $ 23,500

Claire B. Benenson,                       $ 18,000              $ 5,500           $ 23,500
Trustee

S. Leland Dill, Trustee                  $ 19,400               $ 5,514           $ 24,914

Eugene J. Glaser,* Chairman, Chief       $   -0-                $  -0-            $  -0-
Executive Officer and Trustee

Donald B. Romans,                        $ 19,567               $ 5,546           $ 25,113
Trustee


-----------------------
* "Interested Person" as defined under the Investment Company Act.

                  Those Trustees and officers of the Zweig Funds who are affiliated with Zweig/Glaser Advisers or Zweig Securities Corp., the distributor of the Zweig Funds, are not separately compensated for their services as Trustees or officers of the Zweig Series Trust. The Zweig Series Trust currently pays each of its independent Trustees a fee of $5,000 per year, plus $1,500 per meeting attended ($500 per phone meeting) and reimburses their expenses for attendance at meetings, all of which is prorated on the basis of the assets of each Fund. In addition, each such Trustee receives a fee of $1,000 per year from each Fund. For the calendar year ended December 31, 1998, the fees and expenses of disinterested Trustees, as a group, were $74,967 from the Zweig Funds and $22,060 from the Euclid Mutual Funds.

                  Trustees may be removed from office at any meeting of shareholders by a vote of two-thirds of the outstanding shares of the Zweig Series Trust. Except as set forth above and as required by the Investment Company Act, the Trustees shall continue to hold office and may appoint their successors.

                  As of December 31, 1998, those persons owning beneficially more than 5% of the outstanding shares of each Fund were those listed in Exhibit C.

                  THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF ALL NOMINEES AS TRUSTEES.

ITEM 3.  TO RATIFY THE SELECTION OF INDEPENDENT ACCOUNTANTS

         At the Board meeting held on December 16, 1998, the firm of PricewaterhouseCoopers LLP, 1301 Avenue of the Americas, New York, New York 10019, was selected as independent accountants for the Zweig Funds by a vote of the non-interested Trustees, for the 1999 fiscal year to certify any financial statements of the Zweig Funds. As required by the Investment Company Act, the vote of the Board is subject to the right of the Zweig Funds, by vote of a majority of its outstanding voting securities at any meeting called for the purpose of voting on such action, to terminate such employment without penalty. PricewaterhouseCoopers LLP has advised the Board that it has no direct or material indirect ownership interest in the Zweig Funds.

         PricewaterhouseCoopers LLP served as the independent auditors for the Zweig Funds during the most recent fiscal year. Services performed by PricewaterhouseCoopers LLP during such time have included (i) the audit of annual financial statements and limited review of unaudited semiannual financial statements; (ii) assistance and consultation in connection with filings with the SEC; and (iii) the preparation of federal income tax returns filed on behalf of the Zweig Funds. In recommending the continuation and selection of the Zweig Fund's accountants, the Board reviewed the nature and scope of the services to be provided (including non-audit services) and whether the performance of such services would affect the accountants' independence. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Meeting, will be given the opportunity to make a statement if they so desire, and are expected to be available to respond to appropriate questions.

         The ratification of the selection of PricewaterhouseCoopers LLP as the independent accountants of the Zweig Funds requires the affirmative vote of a majority of votes cast at the Meeting by shareholders.

         THE BOARD RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE SELECTION OF INDEPENDENT ACCOUNTANTS.


OTHER INFORMATION

SHAREHOLDER MEETING COSTS

         The cost of preparing, printing and mailing the enclosed proxy, accompanying notice and proxy statement and all other costs in connection with solicitation of proxies related to the required approvals will be paid by Zweig/Glaser Advisers and Phoenix, including any additional solicitation made by letter, telephone or telegraph. In addition to solicitation by mail, certain officers and representatives of the Zweig Funds, officers and employees of Zweig/Glaser Advisers and Phoenix and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally. In addition,

Zweig/Glaser Advisers and Phoenix may retain a firm to solicit proxies on behalf of the Board; the fee for which will be borne by Zweig/Glaser Advisers and Phoenix.

ANNUAL REPORTS

         A copy of your Fund's annual report for the fiscal year ended December 31, 1998 will be sent to all shareholders in February 1999 and a copy of the 1997 annual report and the semiannual report for June 30, 1998 is available without charge upon request by writing to the Zweig Funds at 900 Third Avenue, New York, NY 10022-4728 or by calling 1-800-272-2700.

PROPOSALS OF SHAREHOLDERS

         Under Delaware law, the Zweig Series Trust is not required to hold an annual shareholder meeting, but it will hold special meetings as required or deemed desirable, or upon request by holders of 10% of the shares. Since the Zweig Funds do not hold regular meetings of shareholders, the anticipated date of the next special shareholder meeting cannot be provided. If an annual meeting is called, any shareholder who wishes to submit a proposal for consideration at the meeting should submit the proposal promptly to the Secretary of the Zweig Series Trust. Any proposal to be considered for submission to shareholders must comply with Rule 14a-8 under the Securities Exchange Act of 1934.

         In tallying shareholder votes, abstentions (i.e., shares for which a proxy is presented, but which abstains from voting on one or more matters) and "broker non-votes" (i.e., shares held by brokers or nominees for which proxies are presented but as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter because it is a non-routine matter) will be counted for purposes of determining whether a quorum is present for the conduct of business at the Meeting. Broker non-votes do not constitute votes for or against any proposal, do not constitute an abstention, and will be disregarded in determining votes cast. Broker non-votes are not likely to be relevant to this meeting because all three items to be voted upon by the shareholders involve matters that are considered routine and within the discretion of brokers to vote if no customer instructions are received.

         Proxies given by telephone or electronically transmitted instruments may be counted if obtained pursuant to procedures designed to verify that such instructions have been authorized.

OTHER MATTERS TO COME BEFORE THE MEETING

         The Board of Trustees is not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote matters in accordance with their best judgment.

                                             By Order of the Board of Trustees
                                             Eugene J. Glaser, Chairman and
                                             Chief Executive Officer

January 13, 1999

PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY PROMPTLY.
NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

                                                                     EXHIBIT A
                                                                     ---------

                               ZWEIG SERIES TRUST
                              MANAGEMENT AGREEMENT


                                                                 March __,1999

ZWEIG/GLASER ADVISERS
900 Third Avenue
New York, New York  10022

Gentlemen:

         The undersigned, Zweig Series Trust, a Delaware business trust (the "Trust"), is an investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers shares of seven series, the Zweig Strategy Fund, Zweig Appreciation Fund, Zweig Growth & Income Fund, Zweig Managed Assets, Zweig Government Fund, Zweig Foreign Equity Fund and Zweig Cash Fund. Each series issues four classes of shares, currently designated as Class A, Class B, Class C and Class I shares (the "Class A, Class B, Class C and Class I shares"), and Zweig Cash Fund also issues a class of shares designated as Class M Shares. In the future, the Trust may authorize and issue other series and other classes of shares.

         Each series of the Trust invests and reinvests its assets in a portfolio of securities and investments. The Trust hereby engages you to act as its investment manager for shares of each class of each series of the Trust authorized now or in the future, subject to the terms and conditions herein set forth.

SECTION 1.   Investment Management Services.
             ------------------------------

         You shall use your staff and other facilities to conduct and maintain a continuous review of each series' portfolio of securities and investments, and shall advise and assist each series of the Trust with respect to the selection, acquisition, holding and disposal of securities. In so doing, you shall be guided by the investment objectives and policies of each series as delineated and limited by the statements contained in documents filed with the Securities and Exchange Commission (the "SEC"), as amended from time to time, by policies adopted by the Board of Trustees of the Trust (the "Board") and by the provisions of the 1940 Act and the rules promulgated thereunder, so that at all times the Trust shall be in compliance with its policies and the provisions of the 1940 Act. The Trust agrees to supply you with copies of all such documents and to notify you of any changes in its investment objectives, policies and restrictions.

         In rendering such investment management services to the Trust pursuant to this Agreement, you may employ, retain or otherwise avail yourself of the services or facilities of other persons or organizations, for the purpose of providing you or the Trust with such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities or such other information, advice or assistance as you may deem necessary, appropriate or convenient for the discharge of your obligations hereunder or otherwise helpful to the Trust or in the discharge of your overall responsibilities with respect to the other accounts which you or your affiliates serve as investment manager.

         You and any person performing executive, administrative or trading functions for the Trust, whose services were made available to the Trust by you, are specifically authorized to allocate brokerage and principal business to firms that provide such services or facilities or to cause the Trust to pay a member of a securities exchange or any other securities broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another member of an exchange, broker or dealer would have charged for effecting that transaction, if you or such person determine in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services (as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) provided by such member, broker or dealer, viewed in terms of either that particular transaction or your or such person's over-all responsibilities with respect to the accounts as to which you or such person exercises investment discretion (as that term is defined in Section 3(a)(35) of the 1934 Act).

         In acting under this Agreement, you shall be an independent contractor and shall not be an agent of the Trust.

SECTION 2.   Resumes and Reports, Etc.
             ------------------------

         You shall maintain a continuous record of all the investments and securities which comprise the portfolios of each series of the Trust and shall furnish to the Board, at its regularly scheduled meetings and at such other times as the Board may reasonably request, a resume of the portfolios and report on all matters pertaining to your services as investment manager. In addition, you shall furnish the Trust with such statistical information reasonably available to you as the Board shall reasonably request.

SECTION 3.   Additional Services to Be Furnished.
             -----------------------------------

         You shall keep the books and financial records of the Trust and shall perform such other services as are reasonably incidental to the foregoing duties. You shall assist in the computation of the net asset value of the shares of each series of the Trust (in accordance with the Amended and Restated Agreement and Declaration of Trust and the Trust's Prospectuses and Statements of Additional Information, each as amended from time to time, and the instructions of the Board pursuant thereto), and shall furnish to the Trust and its distributor any statements with respect to the net asset value of the shares of each series of the Trust and the net asset value per share of each series of the Trust, at such times, and in such forms, as the Trust may prescribe. You shall also furnish the Trust with office space reasonably suited to its operations and with bookkeeping, internal accounting and administrative services and shall permit such of your directors, officers and employees as may be elected as directors or officers of the Trust to serve in the capacities to which they are elected.

         All services to be furnished by you under this Agreement may be furnished through your, or your affiliates', directors, officers or employees. However, the investment policies, the administration of its business and affairs and all other acts of the Trust are and shall at all times be subject to the approval and direction of the Board.

SECTION 4.   Multiple Capacities.
             -------------------

         Nothing contained in this Agreement shall be deemed to prohibit you from acting, and being separately compensated for acting, in one or more capacities on behalf of the Trust, including, but not limited to, the capacities of broker or distributor. The Trust understands that you and your affiliates may act as investment manager or in other capacities as aforesaid on behalf of other investment companies and customers. While information and recommendations you supply to the Trust shall in your judgment be appropriate under the circumstances and in light of the investment objectives and policies of the Trust, they may be different from the information and recommendations you supply to other investment companies and customers. You shall give the Trust equitable treatment under the circumstances in supplying information, recommendations and any other services requested of you, but you shall not be required to give preferential treatment to the Trust as compared with the treatment given to any other investment company or customer. Whenever you shall act in multiple capacities on behalf of the Trust, you shall maintain the appropriate separate accounts and records for each such capacity. All information and advice supplied by you to the Trust hereunder shall be for its own use exclusively.

         SECTION 5.   Payment of Expenses.
                      -------------------

         You shall assume and pay all of your own costs and expenses under this Agreement. The Trust shall assume and pay, or reimburse you for, all expenses incurred in the operation of the Trust (to the extent not specifically allocated to you hereunder) and, in particular but without limitation, the Trust shall bear the cost of and pay all interest, taxes, fees and commissions of every kind, expenses of issue, repurchase or redemption of shares, expenses of registering or qualifying shares for sale, insurance, association membership dues, all charges of custodians (including fees as custodian, escrow agent, for keeping books and performing portfolio valuations), transfer agents, registrars, dividend disbursing agents, independent auditors and legal counsel, expenses of preparing, printing and distributing prospectuses and all proxy materials, reports and notices to shareholders, expenses of distribution of shares in accordance with a plan adopted pursuant to Rule 12b-1 under the 1940 Act, out-of-pocket expenses of trustees and fees of trustees who are not "interested persons", and all other costs incident to the Trust's existence. The preceding sentence shall govern the allocation of expenses between the parties in all respects.

SECTION 6.  Compensation for Services.
            -------------------------

         The Trust will pay to you, with respect to the Class A, Class B, Class C and Class I shares of each series, and for Class M Shares of Zweig Cash Fund, a monthly management fee based on the average daily net assets of each class of the series of the Trust at the following annual rates:

                  Zweig Strategy Fund                         .75%
                  Zweig Appreciation Fund                    1.00%
                  Zweig Growth & Income Fund                  .75%
                  Zweig Managed Assets                       1.00%
                  Zweig Foreign Equity Fund                  1.00%
                  Zweig Government Fund                       .60%
                  Zweig Cash Fund                             .50%

         The net assets on each such day shall be the net assets used in determining the price at which shares of a series of the Trust are sold, repurchased or redeemed on such day.

         Notwithstanding the foregoing, nothing shall preclude you or your affiliates from executing brokerage transactions for the Trust, charging the Trust brokerage commissions therefor and deriving profit therefrom, provided such payments to you by the Trust are reviewed at each annual continuation hereof required by the 1940 Act and Section 9 below.

SECTION 7.   Liability of the Investment Manager, Etc.
             ----------------------------------------

         You shall be liable for your own acts and omissions caused by your willful misfeasance, bad faith or gross negligence in the performance of your duties or by your reckless disregard of your obligations under this Agreement, and nothing herein shall protect you against any such liability to the Trust or its security holders. You shall not be liable for the acts and omissions of any agent employed by you, nor for those of any bank, trust company, broker or other person with whom, or into whose hands, any monies, shares of the Trust or securities and investments may be deposited or come, pursuant to the provisions of this Agreement. You shall not be liable for any defect in title of any property acquired nor for any loss unless it shall occur through your own willful default. Subject to the first sentence of this section, you shall not be liable for any action taken or omitted on advice, obtained in good faith, of counsel, provided such counsel is satisfactory to the Trust.

SECTION 8.   Termination of Agreement, Assignment, Etc.
             -----------------------------------------

         This Agreement may be terminated at any time, without the payment of any penalty, upon sixty (60) days' written notice by the terminating party to the other party, by you or by the Trust, acting pursuant to a resolution adopted by its Board, or by a vote of the holders of the lesser of (1) 67% of the Trust's voting shares present if the holders of more than 50% of the outstanding shares are present in person or in proxy, or (2) more than 50% of the outstanding shares of the Trust.

         This Agreement shall automatically terminate in the event of its assignment. Termination shall not affect rights of the parties which have accrued prior thereto.

SECTION 9.   Duration of Agreement.
             ---------------------

         Unless sooner terminated, this Agreement shall continue in effect for two years, and thereafter until terminated, provided that the continuation of this Agreement and the terms thereof are specifically approved annually in accordance with the requirements of the 1940 Act by a majority of the Trustees, including a majority of the Trustees who are not "interested persons" of you or of the Trust, cast in person at a meeting called for the purpose of voting on such approval.

SECTION 10.   Definition.
              ----------

         The terms "assignment" and "interested person" when used in this Agreement shall have the meanings given such terms in the 1940 Act and the rules and regulations thereunder.

SECTION 11.   Obligation of the Trust.
              -----------------------

         The Trust's Amended and Restated Agreement and Declaration of Trust, as amended, is on file with the Secretary of the State of Delaware and notice is hereby given that this Agreement is made and executed on behalf of the Trust, and not by the Trustees or officers of the Trust individually, and the obligations of or arising out of this Agreement are not binding upon the Trustees, officers or shareholders of the Trust individually but are binding only upon the assets and property of the Trust.

SECTION 12.   Concerning Applicable Provisions of Law, Etc.
              --------------------------------------------

         This Agreement shall be subject to all applicable provisions of law, including, without limitation, the applicable provisions of the 1940 Act, and, to the extent that any provisions herein contained conflict with any such applicable provisions of law, the latter shall control.

SECTION 13.   Change in the Partnership.
              -------------------------

         You shall notify the Trust in writing of any change in the membership of partners of the Zweig/Glaser Advisers general partnership within fifteen (15) days after such change.

SECTION 14.   Counterparts.
              ------------

         This Agreement may be executed by any one or more of the parties in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

SECTION 15.   Effective Date.

         This Agreement shall be effective upon the closing of the acquisition of Zweig/Glaser Advisers by Phoenix Investment Partners, Ltd., and after its initial approval by the Board of Trustees and shareholders in accordance with the 1940 Act.

                                Very truly yours,

                                                     ZWEIG SERIES TRUST


                                                     By:_______________________
                                                        Name:
                                                        Title:

                                                        Attest:________________


Accepted and agreed to this _______ day of ______________ 1999.

ZWEIG/GLASER ADVISERS


By:______________________
   Name:
   Title:

Attest:__________________

                                                                       EXHIBIT B
                                                                       ---------

                              SERVICING AGREEMENT

         THIS SERVICING AGREEMENT is made and entered into as of this day of __________, 1999 by and among Zweig/Glaser Advisers, a New York general partnership, Zweig Total Return Advisors, Inc., a Delaware corporation, and Zweig Advisors Inc., a Delaware corporation (collectively, the "Company"), and Zweig Consulting LLC, a New York limited liability company ("Zweig").

         WHEREAS Phoenix Investment Partners, Ltd., a Delaware corporation ("Phoenix"), has entered into an Acquisition Agreement (the "Acquisition Agreement") with Zweig/Glaser Advisers, a New York general partnership, Euclid Advisors LLC, a New York limited liability company, Zweig Advisors Inc., a Delaware corporation, Zweig Total Return Advisors, Inc., a Delaware corporation, and Zweig Securities Corp., a New York corporation (collectively, the "Sellers"), and the Equityholders named therein providing for, among other things, the acquisition of all of the capital stock and partnership interests of the Companies by Phoenix and/or one or more wholly-owned subsidiaries of Phoenix (capitalized terms defined in the Acquisition Agreement and not otherwise defined herein are used herein with such defined meanings);

         WHEREAS Zweig has heretofore performed services to the Company and the Company is desirous of obtaining certain services and Martin E. Zweig, as the President of Zweig (the "President"), has indicated to the Company that he and his designated research associates (the "Associates") will provide the Company and its Affiliates with such services as are specified in this Agreement; and

         WHEREAS the Company and Zweig have provided investment advisory services to investment companies registered under the Investment Company Act of 1940 (each a "Fund" and collectively "Funds") and desire to continue to provide those investment advisory services;

         NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto, intending to be legally bound, agree as follows:

1.  Services

         1.1 For this engagement, the President and the Associates will devote their skill and approximately one-half of their full working time consistent with the practices of Zweig prior to the Closing Date, to the business and affairs of the Company and its Affiliates and to the promotion of its and their interests, in particular, performing asset allocation research and analysis and providing advice thereon at a level and in a manner consistent with the practices of Zweig and the Company prior to the Closing Date (the "Services"). The Services will be performed by the President and the Associates in a manner and at a level consistent with the practices of Zweig and the Company prior to the Closing Date. This Agreement shall be effective as of the Closing Date for the term described in Section 2 below.

         1.2 The Services will be provided to the Company and its Affiliates during normal business hours at the offices of the Company in New York City or at such other times and places mutually agreed upon and reasonably convenient to both parties, taking into account the nature, exigencies and reasons for the assistance required.

         1.3 Notwithstanding Section 1.2, but subject to all of the other terms and conditions of this Agreement, including in particular Sections 4 and 13, Zweig may continue to provide consulting services (whether in a managerial, employee, consultant or other capacity) to the Affiliated Investment Partnership Management Companies and the related investment partnerships and Watermark Securities, Inc. and their successor or affiliate entities, as may exist from time to time; provided, however, that in no event may Zweig provide services to any "Competing Business" as defined in the Noncompetition/Nonsolicitation Agreement dated the date hereof between the President and Phoenix (the "Noncompetition/Nonsolicitation Agreement"). The President shall also continue to be permitted to serve as the President of Zweig Series Trust, The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc.

2.   Term
     ----

         2.1 This Agreement shall be effective as of the Closing Date and shall continue until the third anniversary thereof (the "Term") or such earlier date as provided in Section 2.2; and with respect to any Fund, unless sooner terminated, this Agreement shall continue in effect for two years, and thereafter until terminated, provided that the continuation of this Agreement and the terms thereof are specifically approved annually in accordance with the requirements of the Investment Company Act of 1940 by a majority of such Fund's outstanding voting securities or a majority of its board of directors or trustees, and, in any event, by a majority of the directors or trustees who are not "interested persons", as defined in the Investment Company Act of 1940, cast in person at a meeting called for the purpose of voting on such approval.

         2.2 The Company may terminate this Agreement immediately for Cause and in the event of the President's death or Disability, and upon 30 days' notice in the event of termination without Cause; and with respect to any Fund, this Agreement may be terminated at any time, without payment of any penalty, by the board of directors or trustees of that Fund, or by a vote of a majority (as defined in the Investment Company Act of 1940) of the outstanding voting securities of the Fund to which this Agreement is applicable, upon not less than sixty (60) day's written notice. With respect to any Fund, this Agreement shall automatically terminate in the event of its assignment, within the meaning of the Investment Company Act of 1940, unless such automatic termination shall be prevented by an exemptive order of the Securities and Exchange Commission, and shall automatically terminate upon the termination of the Fund's investment advisory agreement with the company that serves as its investment adviser.

         2.3 Upon termination of this Agreement by the Company for Cause or in the event of the President's death or Disability, the Company's payment to Zweig of fees earned to the date of such termination shall be in full satisfaction of all claims against the Company under this Agreement. If Zweig's engagement with the Company hereunder is terminated by the Company other than for Cause or the President's death or Disability, the Company shall continue to pay to Zweig the Consulting Fees at a rate equal to the average of the monthly Consulting Fees for the six months immediately preceding the month in which such termination occurred (or for the number of months in the Term that have elapsed as of the date of termination, if fewer) for the remainder of the Term.

         2.4 (i) For purposes of this Agreement, a termination of Zweig's engagement hereunder is for "Cause" if the termination is evidenced by a reasonable determination made by the Chief Executive Officer of Phoenix that:
(a) Zweig has willfully neglected its assigned duties with the Company, which neglect has continued for a period of at least thirty (30) days after a written notice of such neglect was delivered to the President specifying the claimed neglect, (b) the President has been enjoined (other than temporary suspensions of not more than ninety-one (91) days) by the Securities and Exchange Commission, the National Association of Securities Dealers, Inc. or any other industry regulatory authority from working in the investment advisory or securities industry, (c) the President has been convicted by a court of competent jurisdiction of, or has pleaded guilty or nolo contendere to, any felony or misdemeanor involving an investment or investment-related business,
(d) Zweig has engaged in a continuing violation of a material provision of this Agreement, which violation has continued for a period of at least thirty (30) days after a written notice of such violation was delivered to the President specifying the claimed violation, or (e) the President has breached the Noncompetition/Nonsolicitation Agreement.

         (ii) For purposes of this Agreement, "Disability" means the President's inability to perform the services he is required to perform under this Agreement by reason of sickness, accident, injury, illness or any similar event and which condition has existed for at least 180 consecutive days, or for such shorter periods aggregating 180 days during any twelve month period.

3.  Compensation

         3.1 During the Term, for the Services to be provided by Zweig under this Agreement, the Company agrees to pay Zweig consulting fees equal to the share of the costs and expenses of Zweig that are allocable to the Company in performing the Services, determined in good faith on a basis consistent with Zweig's practice prior to the

Closing Date, after taking into consideration the percentage of the President's and each Associate's time devoted to performing the Services (the "Consulting Fees"). Any material deviation from past practice in the determination of the Consulting Fees shall require the consent of the Company. In no event shall the Consulting Fees in any calendar year exceed [$ * ] without the consent of the Company which shall not be unreasonably withheld. The Consulting Fees shall be payable monthly in arrears on the fifth day of each month, following submission by Zweig to the Company of an itemized bill, setting forth in reasonable detail the calculation of the Consulting Fees and the basis for the allocation of costs and expenses to the Company. The Company and its accountants and other advisors shall have access during normal business hours, and without material business interruption, to the books and records and personnel of Zweig relevant to the determination of the Consulting Fees.

         3.2 The Company shall provide or share with Zweig research information, benefits and services, as defined in Section 28(e) of the Securities Exchange Act of 1934, that results from brokerage transactions implemented by the Company for the benefit of its clients.

         3.3 The Company shall not have any liability with respect to the compensation of employees retained by Zweig or by any affiliated entities.

         3.4 Subject to the provisions of Section 2.3 hereof, upon termination of this engagement for any reason, the Company shall have no further obligations under this Agreement, but Zweig shall continue to be bound by Section 4 and the Company shall continue to be bound by Section 5 hereof.

4.  Confidentiality of Zweig
    ------------------------

         4.1 Zweig shall not at any time during the period of its engagement with the Company hereunder or after the termination thereof directly or indirectly divulge, furnish, use, publish or make accessible to any person or entity any Confidential Information (as hereinafter defined) except in connection with the performance of its duties hereunder. Any records of Confidential Information prepared by Zweig or which come into its possession during the term of this Agreement are and remain the property of the Company or its Affiliates, as the case may be, and upon termination of the engagement all such records and copies thereof shall be either left with or returned to such entity. Confidential Information may be shared among the President and the Associates or other employees of entities controlled by the President on a need to know basis for purposes of providing the Services to the Company and its Affiliates hereunder. Such Associates and any other employees shall be informed of the confidential nature of such Confidential Information, the President shall direct such Associates and any other employees to treat such information confidentially and the President will be responsible for any breach of this
Section 4.1 by himself and by any persons to whom the President provides any Confidential Information. Notwithstanding anything contained herein to the contrary, the Company acknowledges that services overlapping or similar to the Services provided by Zweig, the President and the Associates hereunder are also performed on behalf of the Affiliates of Zweig and such Services are often not exclusively performed by Zweig, the President and the Associates for the Company. Consequently, the work product resulting from the Services is often generated on behalf of both the Company and its Affiliates and the Affiliates of Zweig and is shared among the employees of these entities (the "Shared Work Product"). The Company further acknowledges that the Confidential Information that generates such Shared Work Product may become known to the employees of Zweig's Affiliates. The Company hereby agrees that the disclosure of Confidential Information to the employees of the Zweig Affiliates who shall be deemed employees covered by the fourth sentence of this Section 4.1, to the extent such disclosure is necessary to generate any Shared Work Product, and the use of Shared Work Product by the employees of the Zweig Affiliates, shall in no event be deemed a breach of this Agreement.

---------------
* Such amount shall be in the range of approximately $1,500,000 to $2,500,000 as determined by negotiation by the parties in good faith prior to the Closing.

         4.2 The term "Confidential Information" includes, but is not limited to, the following items, whether existing now or created in the future and whether or not subject to trade secret or other statutory protection: (a) all knowledge or information concerning the business, operations and assets of the Company and its Affiliates which is not readily available to the public, such as: internal operating procedures; investment strategies; sales data and customer and client lists; financial plans, projections and reports; and investment company programs, plans and products; (b) all property owned, licensed and/or developed for the Company and/or its Affiliates or any of their respective clients and not readily available to the public, such as computer systems, programs and software devices, including information about the design, methodology and documentation therefor; (c) information about or personal to the Company's and/or its Affiliates' clients; (d) information, materials, products or other tangible or intangible assets in the Company's and/or its Affiliates' possession or under any of their control which is proprietary to, or confidential to or about, any other person or entity, and (e) records and repositories of all of the foregoing, in whatever form maintained.

         The foregoing notwithstanding, the following shall not be considered Confidential Information: (aa) general skills and experience gained by providing service to the Company; (bb) information publicly available or generally known within the Company's trade or industry; (cc) information independently developed by the President or the Associates other than in the course of the performance of their duties which are exclusive to the Company hereunder; and (dd) information which becomes available to the President or the Associates on a non-confidential basis from sources other than the Company or its Affiliates, provided the President or the Associates do not know or have reason to know that such sources are prohibited by contractual, legal or fiduciary obligation from transmitting the information. Failure to mark any material or information "confidential" shall not affect the confidential nature thereof. All the terms of this Section 4 shall survive the termination of this Agreement. The obligations hereunder shall be in addition to, and not in limitation of, any other obligations of confidentiality the President or the Associates may have to the Company.

         4.3 At any time when so requested, and upon termination of the engagement under this Agreement for any reason whatsoever and irrespective of whether such termination is voluntary on Zweig's part or not, Zweig will deliver to the Company all information in its possession (whether or not Confidential Information) pertaining exclusively to the Company or any of its Affiliates and, to the extent any such information is Shared Work Product, shall provide copies to the Company with the understanding that Zweig and its Affiliates shall also retain copies of such information.

5. Confidentiality of the Company
   ------------------------------

         5.1 The Company and its Affiliates and their respective employees shall not at any time during the period of Zweig's engagement with the Company hereunder or after the termination thereof directly or indirectly divulge, furnish, use, publish or make accessible to any person or entity any Zweig Confidential Information (as hereinafter defined). It is expressly understood that Shared Work Product may be shared among the Company and its Affiliates and their respective employees. The Company and its Affiliates and their respective employees shall be informed of the confidential nature of the Zweig Confidential Information, the Company shall direct such employees to treat such information confidentially and the Company will be responsible for any breach of this
Section 5.1 by its employees.

         5.2 The term "Zweig Confidential Information" includes, but is not limited to, the following items, whether existing now or created in the future and whether or not subject to trade secret or other statutory protection: (a) all knowledge or information concerning the business, operations and assets of Zweig and its Affiliates which is not readily available to the public, such as: internal operating procedures; investment strategies; sales data and customer and client lists; financial plans, projections and reports; and investment company programs, plans and products; (b) all property owned, licensed and/or developed for Zweig and/or its Affiliates or any of their respective clients and not readily available to the public, such as computer systems, programs and software devices, including information about the design, methodology and documentation therefor; (c) information about or personal to Zweig's and/or its Affiliates' clients; (d) information, materials, products or other tangible or intangible assets in Zweig's and/or its Affiliates' possession or under any of their control which is proprietary to, or confidential to or about, any other person or entity; and (e) records and repositories of all of the foregoing, in whatever form maintained.

         The foregoing notwithstanding, the following shall not be considered Zweig Confidential Information: (aa) general skills and experience gained by providing service to the Company and its Affiliates; (bb) information publicly available or generally known within Zweig's trade or industry; (cc) information independently developed by the Company and its Affiliates and their respective employees; and (dd) information which becomes available to the Company and its Affiliates and their respective employees on a non-confidential basis from sources other than Zweig, provided the Company and its Affiliates and their respective employees do not know or have reason to know that such sources are prohibited by contractual, legal or fiduciary obligation from transmitting the information. All the terms of this Section 5 shall survive the termination of this Agreement.

6.  Ownership of Documents
    ----------------------

         All memoranda, papers, letters, notes, notebooks and all copies thereof relating exclusively to the business or affairs of the Company that are generated by Zweig or that come into its possession, in each case in connection with its performance of Services to the Company under this Agreement, shall be held by Zweig as the Company property and shall be delivered by Zweig to the Company as the Company may request. To the extent any such memoranda, papers, letters, notes and notebooks are the product of Zweig Confidential Information or are Shared Work Product, the Company understands and agrees that Zweig and its Affiliates shall also retain copies of such documentation and information.

7.  Prior Negotiations and Agreements
    ---------------------------------

         This Agreement contains the complete agreement concerning the servicing arrangement between the parties. This Agreement may only be altered, amended or rescinded by a duly executed written agreement.

8.  Jurisdiction
    ------------

         This Agreement shall be construed in accordance with and governed by the laws of the State of New York governing contracts entered into and to be performed entirely within New York without regard to any conflict of law rules and both parties consent to the jurisdiction of the courts of New York.

9.  Performance Waivers
    -------------------

         Waiver of performance of any obligation by either party shall not constitute a waiver of performance of any other obligations or constitute future waiver of the same obligation.

10.  Severability
     ------------

         If any section, subsection, clause or sentence of this Agreement shall be deemed illegal, invalid or unenforceable under any applicable law, actually applied by any court of competent jurisdiction, such illegality, invalidity or unenforceability shall not affect the legality, validity and enforceability of this Agreement or any other section, subsection, clause or sentence thereof. Where, however, the provisions of any applicable law may be waived, they are hereby waived by the parties to the full extent permitted by such law to the end that this Agreement shall be a valid and binding agreement enforceable in accordance with its terms.

11.  Assignment
     ----------

         This Agreement shall inure to the benefit of and be binding upon the Company and its successors (whether direct or indirect, by purchase, merger, consolidation or otherwise) and assigns, and upon Zweig and its successors and assigns (whether direct or indirect, by purchase, merger, consolidation or otherwise). Except as provided in Section

2.2, this Agreement shall not be assignable by Zweig other than with the express written consent of the Company which shall not be unreasonably denied. The reorganization of Zweig and its affiliated entities, such that the Services of the President and the Associates are provided through an affiliated entity, shall not constitute a breach, assignment or termination of this Agreement by Zweig.

 12.  Notices
      -------

         All notices under this Agreement shall be in writing and shall be deemed to have been given at the time when mailed by registered or certified mail, addressed to the address below stated of the party to which notice is given, or to such changed address as such party may have fixed by notice:

        To the Company:  Zweig/Glaser Advisers
                                900 Third Avenue
                                New York, New York  10022
                                Attention: Eugene Glaser
                                Telephone: (212) 451-1100
                                Facsimile: (212) 451-1494

                                and

                                Phoenix Investment Partners, Ltd.
                                56 Prospect Street
                                Hartford, Connecticut 06115-0480
                                Attention: Thomas N. Steenburg, Esq.
                                          Vice President and General Counsel
                                Telephone: (860) 403-5261
                                Facsimile: (860) 403-7600

          To Zweig:             Zweig Consulting LLC
                                900 Third Avenue
                                New York, New York  1002
                                Attention:  Martin E. Zweig
                                Telephone:  (212) 451-1100
                                Facsimile:  (212) 451-1494

provided, however, that any notice of change of address shall be effective only
--------  -------
upon receipt.

13.  Miscellaneous
     -------------

         The President hereby represents and warrants that this Agreement (i) is valid, binding and enforceable in accordance with its terms and (ii) does not conflict with any other agreement to which he is a party, including any agreement with the Affiliated Investment Partnership Management Companies and the related investment partnerships and Watermark Securities, Inc.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

                                Very truly yours,

                                ZWEIG/GLASER ADVISERS


                                By:__________________________________
                                Name:
                                Title:

                                ZWEIG TOTAL RETURN ADVISORS, INC.

                                By:__________________________________
                                Name:
                                Title:

                                ZWEIG ADVISORS INC.

                                By:__________________________________
                                Name:
                                Title:

ACCEPTED AND AGREED TO:

ZWEIG CONSULTING LLC

By:__________________________________
Name:    Martin E. Zweig
Title:   President


ACCEPTED AND AGREED TO AS
  TO SECTIONS 4.1 and 13:

_____________________________________
Martin E. Zweig

-


                                                                      EXHIBIT C

                             LIST OF 5% SHAREHOLDERS


Name                         Zweig Strategy Fund             Percent

Name                         Zweig Appreciation  Fund        Percent

Name                         Zweig Growth & Income Fund      Percent

Name                         Zweig Managed Assets            Percent

Name                         Zweig Foreign Equity Fund       Percent

Name                         Zweig Government Fund           Percent

Name                         Zweig Government Cash Fund      Percent

                               ZWEIG SERIES TRUST
                         SPECIAL MEETING OF SHAREHOLDERS
                                FEBRUARY 25, 1999

                 PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES

  The undersigned shareholder of the Zweig Strategy Fund, hereby appoints MARTIN
E. ZWEIG, AL RATCLIFFE and EUGENE J. GLASER, and each of them, with full power and substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at the offices of Zweig Series Trust, located at 900 Third Avenue, New York, New York, on February 25, 1999 at 10:00 A.M., at any and all adjournments thereof, and thereat to vote all shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present in accordance with the instructions on the reverse side of this proxy.

  WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF ALL MATTERS LISTED ON THIS PROXY AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

(CONTINUED, AND TO BE SIGNED AND DATED ON THE REVERSE SIDE).

PLEASE MARK BOXES  [*] OR [X] IN BLUE OR BLACK INK.



1.         To approve the new Management Agreement and the new Servicing Agreement.
                                 FOR  [ ]        AGAINST  [ ]          ABSTAIN  [ ]

2.         GRANTING [ ]        WITHHOLDING  [ ] authority to vote for the election as Trustees of all nominees listed below:
                Claire B. Benenson, James Balog, S. Leland Dill, Eugene J. Glaser and Donald B. Romans
(To withhold authority to vote for any individual nominee, strike a line through the nominee's name.)

3.         To ratify the selection of PricewaterhouseCoopers LLP as independent accountants.
                                 FOR  [ ]        AGAINST  [ ]           ABSTAIN  [ ]

In their discretion, on such other matters as may properly come before the meeting and any adjournments thereof.
                                  Please sign exactly as name or names appear on this proxy. If stock is held jointly, each holder should sign. If signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.

                                  Dated:------------------------------------, 1999



                                  ------------------------------------------------
                                                      Signature


                                  ------------------------------------------------
                                                      Signature


Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

                               ZWEIG SERIES TRUST
                         SPECIAL MEETING OF SHAREHOLDERS
                                FEBRUARY 25, 1999

                 PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES

           The undersigned shareholder of the Zweig Appreciation Fund, hereby appoints MARTIN E. ZWEIG, AL RATCLIFFE and EUGENE J. GLASER, and each of them, with full power and substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at the offices of Zweig Series Trust, located at 900 Third Avenue, New York, New York, on February 25, 1999 at 10:00 A.M., at any and all adjournments thereof, and thereat to vote all shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present in accordance with the instructions on the reverse side of this proxy.

           WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF ALL MATTERS LISTED ON THIS PROXY AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

(CONTINUED, AND TO BE SIGNED AND DATED ON THE REVERSE SIDE).

PLEASE MARK BOXES  [*] OR [X] IN BLUE OR BLACK INK.



1.       To approve the new Management Agreement and the new Servicing Agreement.
                             FOR  [ ]           AGAINST  [ ]           ABSTAIN  [ ]

2.       GRANTING [ ]        WITHHOLDING  [ ] authority to vote for the election as
           Trustees of all nominees listed below:
                Claire B. Benenson, James Balog, S. Leland Dill, Eugene J. Glaser and Donald B. Romans
(To withhold authority to vote for any individual nominee, strike a line through the nominee's name.)

3.       To ratify the selection of PricewaterhouseCoopers LLP as independent accountants.
                            FOR  [ ]            AGAINST  [ ]            ABSTAIN  [ ]

In their discretion, on such other matters as may properly come before the meeting and any adjournments thereof.


                           Please sign exactly as name or names appear on this proxy. If stock is held jointly, each holder should sign. If signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.

                           Dated: ------------------------------------------, 1999


                          --------------------------------------------------------
                                                 Signature


                          --------------------------------------------------------
                                                Signature



Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

                               ZWEIG SERIES TRUST
                         SPECIAL MEETING OF SHAREHOLDERS
                                FEBRUARY 25, 1999

                 PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES

         The undersigned shareholder of the Zweig Growth & Income Fund, hereby appoints MARTIN E. ZWEIG, AL RATCLIFFE and EUGENE J. GLASER, and each of them, with full power and substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at the offices of Zweig Series Trust, located at 900 Third Avenue, New York, New York, on February 25, 1999 at 10:00 A.M., at any and all adjournments thereof, and thereat to vote all shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present in accordance with the instructions on the reverse side of this proxy.

         WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF ALL MATTERS LISTED ON THIS PROXY AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

(CONTINUED, AND TO BE SIGNED AND DATED ON THE REVERSE SIDE).

PLEASE MARK BOXES [*] OR [X] IN BLUE OR BLACK INK.



1.       To approve the new Management Agreement and the new Servicing Agreement.
                           FOR  [ ]           AGAINST  [ ]           ABSTAIN  [ ]

2.       GRANTING [ ]        WITHHOLDING  [ ] authority to vote for the election as
         Trustees of all nominees listed below:
                Claire B. Benenson, James Balog, S. Leland Dill, Eugene J. Glaser and Donald B. Romans
(To withhold authority to vote for any individual nominee, strike a line through the nominee's name.)

3.       To ratify the selection of PricewaterhouseCoopers LLP as independent accountants.
                           FOR  [ ]           AGAINST  [ ]            ABSTAIN  [ ]

In their discretion, on such other matters as may properly come before the meeting and any adjournments thereof.

                          Please sign exactly as name or names appear on this proxy. If stock is held jointly, each holder should sign. If signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.

                          Dated:----------------------------------------- , 1999


                         -------------------------------------------------------
                                                Signature


                         -------------------------------------------------------
                                                Signature

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

                               ZWEIG SERIES TRUST
                         SPECIAL MEETING OF SHAREHOLDERS
                                FEBRUARY 25, 1999

                 PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES

         The undersigned shareholder of the Zweig Managed Assets, hereby appoints MARTIN E. ZWEIG, AL RATCLIFFE and EUGENE J. GLASER, and each of them, with full power and substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at the offices of Zweig Series Trust, located at 900 Third Avenue, New York, New York, on February 25, 1999 at 10:00 A.M., at any and all adjournments thereof, and thereat to vote all shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present in accordance with the instructions on the reverse side of this proxy.

         WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF ALL MATTERS LISTED ON THIS PROXY AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

(CONTINUED, AND TO BE SIGNED AND DATED ON THE REVERSE SIDE).

PLEASE MARK BOXES  [*] OR [X] IN BLUE OR BLACK INK.

1.       To approve the new Management Agreement and the new Servicing Agreement.
                              FOR  [ ]        AGAINST  [ ]          ABSTAIN  [ ]

2.       GRANTING [ ]        WITHHOLDING  [ ]      authority to vote for the election as
         Trustees of all nominees listed below:
                Claire B. Benenson, James Balog, S. Leland Dill, Eugene J. Glaser and Donald B. Romans
(To withhold authority to vote for any individual nominee, strike a line through the nominee's name.)

3.       To ratify the selection of PricewaterhouseCoopers LLP as independent accountants.
                             FOR  [ ]         AGAINST  [ ]          ABSTAIN  [ ]

In their discretion, on such other matters as may properly come before the meeting and any adjournments thereof.
                             Please sign exactly as name or names appear on this proxy. If stock is held jointly, each holder should sign. If signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.

                             Dated:----------------------------------, 1999


                             ----------------------------------------------
                                               Signature


                             ----------------------------------------------
                                               Signature

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

                               ZWEIG SERIES TRUST
                         SPECIAL MEETING OF SHAREHOLDERS
                                FEBRUARY 25, 1999

                 PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES

         The undersigned shareholder of the Zweig Foreign Equity Fund, hereby appoints MARTIN E. ZWEIG, AL RATCLIFFE and EUGENE J. GLASER, and each of them, with full power and substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at the offices of Zweig Series Trust, located at 900 Third Avenue, New York, New York, on February 25, 1999 at 10:00 A.M., at any and all adjournments thereof, and thereat to vote all shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present in accordance with the instructions on the reverse side of this proxy.

         WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF ALL MATTERS LISTED ON THIS PROXY AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

(CONTINUED, AND TO BE SIGNED AND DATED ON THE REVERSE SIDE).

PLEASE MARK BOXES  [*] OR [X] IN BLUE OR BLACK INK.


1.       To approve the new Management Agreement and the new Servicing Agreement.
                               FOR [ ]          AGAINST [ ]           ABSTAIN [ ]

2.       GRANTING [ ]        WITHHOLDING [ ] authority to vote for the election as
         Trustees of all nominees listed below:
                Claire B. Benenson, James Balog, S. Leland Dill, Eugene J. Glaser and Donald B. Romans
(To withhold authority to vote for any individual nominee, strike a line through the nominee's name.)

3.       To ratify the selection of PricewaterhouseCoopers LLP as independent accountants.
                              FOR [ ]           AGAINST [ ]            ABSTAIN [ ]

In their discretion, on such other matters as may properly come before the meeting and any adjournments thereof.

                             Please sign exactly as name or names appear on this proxy. If stock is held jointly, each holder should sign. If signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.

                             Dated:----------------------------------------- , 1999


                            -------------------------------------------------------
                                                 Signature


                            --------------------------------------------------------
                                                 Signature

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

                               ZWEIG SERIES TRUST
                         SPECIAL MEETING OF SHAREHOLDERS
                                FEBRUARY 25, 1999

                 PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES

         The undersigned shareholder of the Zweig Government Fund, hereby appoints MARTIN E. ZWEIG, AL RATCLIFFE and EUGENE J. GLASER, and each of them, with full power and substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at the offices of Zweig Series Trust, located at 900 Third Avenue, New York, New York, on February 25, 1999 at 10:00 A.M., at any and all adjournments thereof, and thereat to vote all shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present in accordance with the instructions on the reverse side of this proxy.

         WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF ALL MATTERS LISTED ON THIS PROXY AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

(CONTINUED, AND TO BE SIGNED AND DATED ON THE REVERSE SIDE).

PLEASE MARK BOXES  [*] OR [x] IN BLUE OR BLACK INK.

1.       To approve the new Management Agreement and the new Servicing Agreement.
                                 FOR  [ ]         AGAINST  [ ]            ABSTAIN  [ ]

2.       GRANTING [ ]        WITHHOLDING  [ ]      authority to vote for the election
         as Trustees of all nominees listed below:
                Claire B. Benenson, James Balog, S. Leland Dill, Eugene J. Glaser and Donald B. Romans
(To withhold authority to vote for any individual nominee, strike a line through the nominee's name.)

3.       To ratify the selection of PricewaterhouseCoopers LLP as independent accountants.
                                 FOR  [ ]         AGAINST  [ ]           ABSTAIN  [ ]

In their discretion, on such other matters as may properly come before the meeting and any adjournments thereof.
                                Please sign exactly as or names appear on this proxy. If stock is held jointly, each holder should sign. If signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.

                                Dated: -------------------------------, 1999

                                --------------------------------------------
                                                Signature

                                --------------------------------------------
                                                Signature

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.

                               ZWEIG SERIES TRUST
                         SPECIAL MEETING OF SHAREHOLDERS
                                FEBRUARY 25, 1999

                 PROXY SOLICITED ON BEHALF OF BOARD OF TRUSTEES

         The undersigned shareholder of the Zweig Government Cash Fund, hereby appoints MARTIN E. ZWEIG, AL RATCLIFFE and EUGENE J. GLASER, and each of them, with full power and substitution and revocation, as proxies to represent the undersigned at the Special Meeting of Shareholders of the Fund to be held at the offices of Zweig Series Trust, located at 900 Third Avenue, New York, New York, on February 25, 1999 at 10:00 A.M., at any and all adjournments thereof, and thereat to vote all shares of the Fund which the undersigned would be entitled to vote, with all powers the undersigned would possess if personally present in accordance with the instructions on the reverse side of this proxy.

         WHEN THIS PROXY IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR APPROVAL OF ALL MATTERS LISTED ON THIS PROXY AND IN THE DISCRETION OF THE PROXIES WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE ACCOMPANYING NOTICE OF SPECIAL MEETING AND PROXY STATEMENT.

(CONTINUED, AND TO BE SIGNED AND DATED ON THE REVERSE SIDE).

PLEASE MARK BOXES  [*] OR [X] IN BLUE OR BLACK INK.


1.       To approve the new Management Agreement and the new Servicing Agreement.
                               FOR  [ ]         AGAINST [ ]          ABSTAIN  [ ]

2.       GRANTING [ ]   WITHHOLDING  [ ]  authority to vote for the election as
         Trustees of all nominees listed below:
         Claire B. Benenson, James Balog, S. Leland Dill, Eugene J. Glaser and Donald B. Romans
(To withhold authority to vote for any individual nominee, strike a line through the nominee's name.)

3.       To ratify the selection of PricewaterhouseCoopers LLP as independent accountants.
                               FOR  [ ]         AGAINST  [ ]         ABSTAIN  [ ]

In their discretion, on such other matters as may properly come before the meeting and any adjournments thereof.
                               Please sign exactly as name or names appear on this proxy. If stock is held jointly, each holder should sign. If signing as attorney, trustee, executor, administrator, custodian, guardian or corporate officer, please give full title.

                               Dated:-------------------------------------, 1999


                              --------------------------------------------------
                                                    Signature



                              --------------------------------------------------
                                                    Signature

Sign, Date and Return the Proxy Card Promptly Using the Enclosed Envelope.